UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Cano Petroleum, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Cano Petroleum, Inc.

The Oil & Gas Commerce Building

309 West 7th Street, Suite 1600

Fort Worth, Texas 76102

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	Wednesday, December 7, 2005

Time:	10:00 a.m. C.S.T.

Place:	Fort Worth Club 306 West 7th Street, Fort Worth, Texas 76102

Purpose:	To elect members of the Board of Directors, whose terms are described in the proxy statement.

To ratify the selection of Hein & Associates LLP as Cano’s independent registered public accounting firm for the year ending June 30, 2006.

To approve the 2005 Cano Petroleum, Inc. Long Term Incentive Plan.

To conduct other business properly raised before the meeting and any adjournment or postponements of the meeting.

Record Date:	You may vote if you were a stockholder of record on October 25, 2005.

Proxy Voting:

Your vote is important.  You may vote in one of three ways: (1) in person at the meeting, (2) by signing, dating and returning your proxy card in the enclosed postage-paid envelope, or (3) for shares registered in the name of a brokerage firm or bank, shares may be voted as outlined in the voting instruction form provided by the brokerage firms, banks or nominees.

On behalf of the Board of Directors

/s/ James K. Teringo, Jr.
JAMES K. TERINGO, JR.
Corporate Secretary

Fort Worth, Texas

October 28, 2005

PROXY STATEMENT

Your proxy is being solicited by the Board of Directors of Cano Petroleum, Inc., a Delaware corporation, for use at the 2005 Annual Meeting of the Stockholders. The Annual Meeting will be held on Wednesday, December 7, 2005, at 10:00 a.m. C.S.T., at the Fort Worth Club, 306 West 7th Street, Fort Worth, Texas 76102.  This proxy statement and the accompanying proxy card contain information about the items you will vote on at the annual meeting. We will begin mailing these documents to stockholders on or about November 7, 2005.

FREQUENTLY ASKED QUESTIONS AND ANSWERS

What is the purpose of the annual meeting?

At the annual meeting, stockholders will vote upon the matters described in the accompanying notice of meeting.

Why am I receiving this Proxy Statement?

You are receiving this proxy statement and the enclosed proxy card because you owned shares of common stock of Cano Petroleum, Inc. on October 25, 2005, the record date.  This Proxy Statement describes the proposals on which you, as a stockholder, may vote.  It also gives you information on this proposal and certain other information in order that you may make an informed decision.

What does it mean if I receive more than one proxy card?

If your shares are registered differently and are in more than one account, you will receive more than one proxy card.  If you hold shares through someone else, such as a bank or broker, you may also receive material from them asking how you want to vote. Please sign and return all proxy cards to be certain that all your shares are voted.  You may wish to consider consolidating as many accounts as possible under the same name and address.  We recommend that you contact your broker and/or Cano’s transfer agent, Interwest Transfer Company, at 1-801-272-9294 to assist you in combining multiple accounts that you may have.

Who may vote and how many votes do I have?

You may vote in person at the Annual Meeting, or vote by proxy, if you owned shares of Cano’s common stock at the close of business on the record date, October 25, 2005.  Each share of common stock that you owned on the record date entitles you to one vote on each proposal that is voted on by the stockholders.  On the record date, there were 25,040,838 shares of common stock outstanding and entitled to vote.

How do I vote before the meeting?

You have two ways that you may vote, as explained in the detailed instructions on your proxy card.  In summary:

•                  By mail by completing, signing and returning the enclosed proxy card in the postage-paid envelope provided with this proxy statement; or

•                  For shares registered in the name of a brokerage firm or bank, shares may be voted as outlined in the voting instruction form provided by the brokerage firms, banks or nominees.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote your shares “FOR” each of the items on the accompanying notice of meeting.

Can I vote at the Annual Meeting?

Shares registered directly in your name as the stockholder of record may be voted in person at the Annual Meeting.  Shares held in street name may be voted in person if you obtain a legal proxy from the broker or nominee that held your shares on the record date giving you the right to vote the shares.  Even if you plan to attend the meeting, we encourage you to vote your shares by proxy.  You may still vote your shares in person at the meeting, even if you have previously voted by proxy, by revoking your proxy.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are registered in your name and you do not sign and return your proxy card nor attend the meeting in person, your shares will not be voted.

If your shares are held in “street name,” your broker may vote your shares under certain circumstances.  Brokerage firms have authority under stock exchange rules to vote their customers’ shares on some routine matters, such as the uncontested election of directors.  If you do not provide instructions to your broker on how to vote your shares, your broker may either vote your shares on routine matters or leave your shares unvoted.

If a brokerage firm that is entitled to vote your shares leaves those shares unvoted, it is called a “broker nonvote.”  A brokerage firm cannot vote customers’ shares on nonroutine matters without instructions from you.  You may have granted your stockbroker discretionary voting authority over your account.  Your stockbroker may be able to vote your shares depending on the terms of the agreement you have with your broker.  If nonroutine matters are to be voted on and you hold your shares in street name and you do not authorize your broker to vote on your behalf, you must obtain a legal proxy from your stockbroker in order to vote at the Annual Meeting.  We encourage you to provide instructions to your broker.  This ensures your shares will be voted at the meeting.

Can I change my mind after I have voted?

You may revoke your proxy (that is, cancel it) and change your vote at any time prior to the Annual Meeting by:

•                  Completing, signing and returning another proxy card that is dated after the date of your earlier proxy card.  Only the latest vote will be counted.

•                  Sending a written notice to our Corporate Secretary that you are revoking your proxy.  Such notice must be received prior to the Annual Meeting.

•                  Attending the Annual Meeting and voting in person.

If you do not properly revoke your proxy, the previously submitted properly executed proxy will be voted as you specified in your earlier proxy.

What is the effect of signing and returning my proxy card?

When you sign and return the proxy card, you appoint J. Jeffrey Johnson and Michael J. Ricketts as your representatives at the Annual Meeting.   Messrs. Johnson and Ricketts will vote your shares at the Annual Meeting as you have instructed them on your proxy card.  In this way, your shares will be voted whether or not you attend the Annual Meeting.  Even if you plan to attend the Annual Meeting, we encourage you to vote in advance of the Annual Meeting just in case your plans change.  You may vote in person at the Annual Meeting, even if you have already sent in your proxy card.

If you sign and return your proxy card, but do not indicate on the proxy card how you want your votes cast,  Messrs. Johnson and Ricketts will vote your shares FOR all of the nominees for director and FOR each of the items on the accompanying notice of meeting.

How will votes be counted?

We will appoint one or more inspectors of election to act at the Annual Meeting and to make a written report on the voting.  Prior to the Annual Meeting, the inspectors will sign an oath to perform their duties in an impartial manner and to the best of their abilities. The inspectors will ascertain the number of shares outstanding and the voting power of each of the shares, determine the shares represented at the Annual Meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law. The inspectors will tabulate the number of votes cast (i) for or withheld with respect to each nominee for director, (ii) for, against or abstaining with respect to the ratification of Hein & Associates LLP as Cano’s independent registered public accounting firm, (iii) for, against or abstaining with respect to the approval of the Cano Petroleum, Inc. 2005 Long-Term Incentive Plan and (iv) for each other matter as may properly come before the Annual Meeting or any adjournment thereof.

How many votes are needed to hold the Annual Meeting and properly conduct business?

In order to hold the Annual Meeting and properly conduct business, a quorum, or a majority of the shares entitled to vote as of October 25, 2005, must be present at the meeting.  Shares will be counted as present at the meeting if the stockholder is either present in person at the meeting or has properly submitted a proxy card.

Broker nonvotes and other shares that are present but abstain from voting, or do not vote, are counted for purposes of determining the presence of a quorum.

How many votes are needed to elect directors?

The nominees receiving the highest number of “FOR” votes will be elected as directors.  You may vote “FOR” all of the nominees or you may “WITHHOLD AUTHORITY” to vote for a particular nominee or nominees.  Unless you mark “WITHHOLD AUTHORITY” to vote for a particular nominee or nominees, your proxy will be voted “FOR” each of the director nominees named in this proxy statement.

Do the Directors attend the Annual Meeting?

It is our policy that all directors attend our Annual Meetings, and all directors, subject to illness or an unavoidable schedule conflict, are expected to attend the 2005 Annual Meeting.  This is our first Annual Meeting since the May 28, 2004 merger between Cano Petroleum, Inc. and Huron Ventures, Inc.

How many votes are required to approve other matters that may come before the stockholders at the meeting?

In most circumstances, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve other matters, other than the election of directors, that may come before the stockholders at the meeting.

How many shares can be voted at the Annual Meeting?

As of the record date, there were 25,040,838 shares of common stock outstanding.  Each outstanding share of common stock entitles the holder to one vote on all matters covered in this proxy statement.

Who pays for the solicitation of proxies?

Cano will pay the cost of soliciting proxies and will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to stockholders and obtaining their votes.  In addition to the use of the mail, proxies may be solicited personally, or by telephone or electronic media by our regular employees with no additional compensation for any solicitation efforts.

What should I do if I have questions about the Annual Meeting or the proxy?

If you have questions about the Annual Meeting or your proxy, please contact Craig Scott, Director of Capital Markets, 309 West 7th Street, Suite 1600, Fort Worth, Texas  76102, phone number 1-800-769-7205.

BUSINESS OF THE MEETING

There are three matters being presented for consideration by the stockholders at the Annual meeting.

Proposal 1: ELECTION OF DIRECTORS

General

Cano’s Bylaws provide that at each annual meeting of stockholders, the directors be elected by a plurality vote (cumulative voting is not permitted) for a term of one (1) year and such directors shall hold office until their successors are elected and qualified.

All of the existing directors are standing for election to the Board.

Each nominee has consented to being named as a nominee and to serve, if elected. While it is not expected that any of the nominees will be unable to qualify or accept office, if for any reason one or more are unable to do so, the proxies will be voted for substitute nominees selected by our Board of Directors.

The Board of Directors unanimously recommends that you

vote “FOR” all nominees to be elected as Directors.

INFORMATION WITH RESPECT TO NOMINEES

The following sets forth certain information with respect to director nominees, all of whom are current board members.

Nominees for Director

S. Jeffrey Johnson (age 40)

Chief Executive Officer and Chairman.  Mr. Johnson was appointed Chief Executive Officer on May 28, 2004 and Chairman on June 25, 2004.  Prior to joining Cano, Mr. Johnson served as the Chief Executive Officer of Cano Energy Corporation from 2001 through 2004, and he served as the Chief Executive Officer of Scope Operating Company from 1997 through 2004.

Donnie D. Dent (age 71)

Director. Mr. Dent was appointed to our Board of Directors on June 25, 2004.  Mr. Dent has been an investor since 1998. Prior to 1998, Mr. Dent was employed with various oil and gas companies.  From 1995 to 1998, Mr. Dent served as President and CEO of RUSA Oil, Ltd., a company jointly formed by Dresser Industries and Petro-Hunt Corporation and engaged in the exploration and development of two large oil fields in Siberia. From 1991 to 1998

Mr. Dent served as a General Director of KhantymansiysknefteHunt, a Russian-American oil and gas joint venture. Prior to 1991 he was President of Box Energy Corporation and Executive Vice President at OKC Limited Partnership. Mr. Dent has also served as General Counsel at Mesa Petroleum Corporation and as a staff attorney for Gulf Oil Corporation.

Gerald W. Haddock (age 57)

Director. Mr. Haddock was appointed to our Board of Directors on December 10, 2004.  Mr. Haddock founded Haddock Enterprises, LLC, an entrepreneurial development company concentrating in oil and gas and real estate, located in Fort Worth, Texas, in 1999 and he has served as its President since that time. Mr. Haddock formerly served as President and CEO of Crescent Real Estate Equities from 1996 to 1999.  Mr. Haddock is currently a Director and Audit Committee Chairman of ENSCO International, Inc., a leading global offshore oil and gas drilling service company listed on the NYSE.  Mr. Haddock has been a member of the governing board of Sabine Production Partners, LP and a member of the Office of the Chief Executive Officer of Sabine Production Operating, LLC since its organization in May 2005. Mr. Haddock also joined the Board of Directors of Meritage Homes Corporation in early 2005, named “Fastest Growing Public Homebuilder—2003” by Builder magazine.  Mr. Haddock also serves for Baylor University on the Baylor Foundation Board of Directors and serves on the Dean’s Strategic Council for the Graduate Tax Program at New York University.

Randall Boyd (age 47)

Director. Mr. Boyd was appointed to our Board of Directors on October 25, 2004. Mr. Boyd began his career with IBM in 1979 and served in various capacities including sales, market forecasting/pricing, and industry strategy.  He joined Sky Chefs in 1989 and left the company in 2003.  In 2001, he was appointed CEO of the Americas Regions, member of the Global Executive Board, and Global Executive Vice President of Marketing and Sales of Sky Chefs.  Since 2004 he has been Executive Producer of the television production “Honey Hole” and has been president of R.C. Boyd Enterprises, LLC, the owner of the television production.

Morris B. “Sam” Smith (age 61)

Director. Mr. Smith was appointed a Director and Chairman of our Audit Committee on March 22, 2005. In July 2004, Mr. Smith began serving as a management consultant for RBI International, Ltd., and has served as the chief financial officer at RBI since that time.  He has also acted as Interim Chief Financial Officer of Stroud Oil Properties from October 2004 to January 2005.  Mr. Smith is also Chairman of the Board of Trustees for McMurry University and was a Board Member and Audit Committee Chairman for Belden & Blake Corporation during 2005.  Mr. Smith was a consultant from January 2004 to June 2004. From August 1, 2000 through December 31, 2003, Mr. Smith was Executive Vice President, Chief Financial Officer and Treasurer of Encore Acquisition Company.  Mr. Smith also served as Corporate Secretary of Encore Acquisition Company from December 2002 to December 2003.  From July 1996 to July 2000, Mr. Smith held the positions of Vice President of Finance and Chief Financial Officer of Union Pacific Resources.

Dr. Jim Underwood (age 63)

Director. Dr. Underwood was appointed a Director on January 6, 2005. Dr. Underwood has been a professor at Dallas Baptist University since 1989. Dr. Underwood has also served as the Vice President of Cornerstone Bank and as Vice President of Heritage National Bank.  Since 1993, Dr. Underwood has served as an advisor and consultant in the field of corporate strategy for a number of companies, including American Airlines, Dale Carnegie International, EDS, IBM Corporation, Lockheed, Wall Street Journal, Texas Instruments and numerous divisions of Nortel Networks.  In addition, Dr. Underwood has authored seven books including The Significance Principle,  Thriving In E-Chaos (winner of the International Competia Award 2001), The New Corporate Strategy, Complexity and Paradox, Corporate Intelligence, and What’s Your Corporate IQ? His book More Than a Pink Cadillac made the New York Times and the Wall Street Journal’s “Business Best Seller List” in early 2003.

The Board of Directors recommends a vote FOR the election of the foregoing nominees as the Board of Directors of Cano.

Vote Required

The foregoing nominees shall be elected to Cano’s Board of Directors by a plurality of the shares of Cano’s common stock present in person or represented by proxy and entitled to be voted at the meeting.

Proposal 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Hein & Associates LLP as the independent registered public accounting firm to audit Cano’s financial statements for the fiscal year ending June 30, 2006.  During fiscal years 2004 and 2005, Hein & Associates LLP served as Cano’s independent registered public accounting firm and also provided certain tax and other audit-related services. See Independent Public Accountants on page 31.

The Audit Committee and the Board of Directors recommends a vote FOR the ratification of the appointment of Hein & Associates LLP as Cano’s independent registered public accounting firm for the fiscal year ending June 30, 2006.  If the appointment is not ratified, the Audit Committee and the Board of Directors will consider whether it should select another independent registered public accounting firm.

Vote Required

                Ratification of the appointment of Hein & Associates LLP as Cano’s independent registered public accounting firm for fiscal year 2006 requires the affirmative vote of a majority of the shares of Cano’s common stock present in person or represented by proxy and entitled to be voted at the meeting.

Proposal 3: APPROVAL OF THE 2005 CANO PETROLEUM, INC.

LONG TERM INCENTIVE PLAN

On September 16, 2005, the Board of Directors adopted the 2005 Cano Petroleum, Inc. Long Term Incentive Plan (the “Plan”) to be effective as of December 7, 2005, subject to approval by Cano’s stockholders.  The purpose of the Plan is to attract and retain the services of key employees, key consultants and outside directors of Cano and its subsidiaries and to provide such persons with a proprietary interest in Cano through the granting of incentive stock options, non-qualified stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards.  An aggregate of 1,000,000 shares of common stock have been reserved for issuance under the Plan.  The Plan shall be administered by the board of directors or such committee of the board as is designated by the board to administer the Plan.

The following description of the Plan is qualified in its entirety by reference to the actual text of the Plan which is attached to this proxy statement as Appendix A.

 Description of the Plan

 General.  The purpose of the Plan is to attract and retain the services of key employees, key consultants and outside directors of Cano and its subsidiaries and to provide such persons with a proprietary interest in Cano through the granting of incentive stock options, non-qualified stock options, SARs, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards that will (i) increase the interest of such persons in Cano’s welfare, (ii) furnish an incentive to such persons to continue their services for Cano and (iii) provide a means through which Cano may attract able persons as employees, consultants and outside directors.  If adopted by the stockholders, the effective date of the Plan will be December 7, 2005, and the Plan will remain in effect until December 7, 2015, unless sooner terminated by the Board of Directors of Cano.  No award may be made under the Plan after its expiration date, however, awards made prior thereto may extend beyond the expiration date.

Committee’s Authority.  The Plan shall be administered by the board of directors or such committee of the board as is designated by the board to administer the Plan (the “Committee”).  The Committee, in its discretion, has authority to (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an award pursuant to the Plan and certify the extent of a participant’ s achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan.  The Committee may delegate to officers of Cano, pursuant to a written delegation, the authority to perform specified functions under the Plan.  Any actions taken by any officers of Cano pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.  Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

Eligibility.  Any employee, consultant or outside director of Cano or any subsidiary whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of Cano or any subsidiary is eligible to participate in the Plan; provided that only employees of Cano or any subsidiary shall be eligible to receive incentive stock options.  The Committee, upon its own action, may grant, but shall not be required to grant, an award to any employee, consultant or outside director of Cano or any subsidiary.  Awards may be granted by the Committee at any time and from time to time as the Committee shall determine.  In most instances, awards granted at different times need not contain similar provisions.  As of October 25, 2005, Cano had 24 employees, 5 outside directors, and 0 consultants who would be eligible under the Plan.

Number of Shares Available for Awards.  The maximum number of shares of common stock that may be delivered pursuant to awards, other than Incentive Stock Options, granted under the Plan is 1,000,000 shares, subject to adjustment in accordance with the plan, and the maximum number of shares of common stock that may be delivered pursuant to Incentive Stock Options is 1,000,000 shares.  No executive officer may receive in any calendar year (i) stock options or SARs relating to more than 100,000 shares of common stock, or (ii) restricted stock, restricted stock units, performance awards or other awards that are subject to the attainment of performance goals relating to more than 100,000 shares of; provided, however, that all such awards to any executive officer during any calendar year shall not exceed an aggregate of more than 100,000 shares of common stock.

Grants of Awards.  The grant of an award shall be authorized by the Committee and shall be evidenced by an award agreement setting forth the award being granted, the total number of shares of common stock subject to the award(s), the option price (if applicable), the award period, the date of grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but not inconsistent with the Plan.

Award Period.  The Committee may, in its discretion, provide that an incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the award agreement.  Except as provided in the award agreement, an incentive may be exercised in whole or in part at any time during its term.  The award period for an incentive shall be reduced or terminated upon termination of service.  No incentive granted under the Plan may be exercised at any time after the end of its award period.  No portion of any incentive may be exercised after the expiration of ten (10) years from its date of grant.

Vesting.  The Committee, in its sole discretion, may determine that an incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan.  If the Committee imposes conditions upon vesting, then, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the incentive may be vested.

Reuse of Shares.  To the extent that any award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of common stock covered by the award or stock option so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan.  In the event that previously acquired shares of common stock are delivered to Cano in full or partial payment of the exercise price for the exercise of a stock option granted under the Plan, the number of shares of common stock available for future awards under the Plan shall be reduced only by the net number of shares of common stock issued upon the exercise of the stock option.

Nonqualified Stock Option Grants.  The option price for any share of common stock which may be purchased under a nonqualified stock option for any share of common stock may be equal to or greater than the fair market value of the share on the date of grant.

Incentive Stock Option Grants.  The option price for any share of common stock which may be purchased under an incentive stock option must be at least equal to the fair market value of the share on the date of grant; if an incentive stock option is granted to an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Internal Revenue Code of 1986, as amended (the “Code”)) more than ten percent of the combined voting power of all classes of stock of Cano (or any parent or subsidiary), the option price shall be at least 110% of the fair market value of the common stock on the date of grant.  The Committee may not grant incentive stock options under the Plan to any employee which would permit the aggregate fair market value (determined on the date of grant) of the common stock with respect to which incentive stock options (under this and any other plan of Cano and its subsidiaries) are exercisable for the first time by such employee during any calendar year to exceed $100,000.  To the extent any stock option granted under the Plan which is designated as an incentive stock option exceeds this limit or otherwise fails to qualify as an incentive stock option, such stock option (or any such portion thereof) shall be a nonqualified stock option.

Restricted Stock Grants.  Restricted stock may be granted under the Plan.  Each participant who is awarded or receives restricted stock shall be issued a stock certificate or certificates in respect of such shares of common stock.  Such certificate(s) shall be registered in the name of the participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such restricted stock.  During such period as may be determined by the Committee commencing on the date of grant or the date of exercise of an award, the participant shall not be permitted to sell, transfer, pledge or assign shares of restricted stock.  Unless otherwise provided in a particular award agreement, upon termination of service for any reason during the restriction period, the nonvested shares of restricted stock shall be forfeited by the participant.  The provisions of restricted stock need not be the same with respect to each participant.

SARs.  The Committee may grant SARs to any participant, either as a separate award or in connection with a stock option.  SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder.  The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of common stock, or a combination thereof.  The SAR price for any share of common stock subject to a SAR may be  equal to or greater than the fair market value of the share on the date of grant.  The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

Restricted Stock Units.  Restricted stock units may be awarded or sold to any participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a restricted stock unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder.  Restricted stock units shall be subject to such restrictions as the Committee determines.

Performance Awards.  The Committee may grant performance awards to any participant upon such terms and conditions as shall be specified at the time of the grant and may include provisions establishing the performance period, the performance goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a performance award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder.  Each performance award shall have its own terms and conditions.  Performance awards may be valued by reference to the fair market value of a share of common stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of performance goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to Cano’s business and/or remaining in the employ of Cano for a specified period of time.  Performance awards may be paid in cash, shares of common stock, or other consideration, or any combination thereof.  The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

Dividend Equivalent Rights.  The Committee may grant a dividend equivalent right to any participant, either as a component of another award or as a separate award. The terms and conditions of the dividend equivalent right shall be specified by the grant.  Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently or may be deemed to be reinvested in additional shares of common stock (which may thereafter accrue additional dividend equivalents).  Any such reinvestment shall be at the fair market value at the time thereof.  Dividend equivalent rights may be settled in cash or shares of common stock, or a combination thereof, in a single payment or in installments.  A dividend equivalent right granted as a component of another award may provide that such dividend equivalent right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such dividend equivalent right granted as a component of another award may also contain terms and conditions different from such other award.

Other Awards.  The Committee may grant to any participant other forms of awards, based upon, payable in, or otherwise related to, in whole or in part, shares of common stock, if the Committee determines that such other form of award is consistent with the purpose and restrictions of this Plan.  The terms and conditions of such other form of award shall be specified by the grant.  Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

Performance Goals.  Awards of restricted stock, restricted stock units, performance awards and other awards (whether relating to cash or shares of common stock) under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code may consist of one or more or any combination of the following criteria: cash flow;

cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of Cano’s common stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders.  Any performance criteria may be used to measure the performance of Cano as a whole or any business unit of Cano and may be measured relative to a peer group or index.

Tandem Awards.  The Committee may grant two or more incentives in one award in the form of a “tandem award,” so that the right of the participant to exercise one incentive shall be canceled if, and to the extent, the other incentive is exercised.  For example, if a stock option and a SAR are issued in a tandem award, and the participant exercises the SAR with respect to 100 shares of common stock, the right of the participant to exercise the related stock option shall be canceled to the extent of 100 shares of common stock.

Amendment and Discontinuance.  Subject to certain limitations, the Board may at any time and from time to time, without the consent of the participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (i) by any securities exchange or inter-dealer quotation system on which the common stock is listed or traded or (ii) in  order for the Plan and incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections; shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of Cano entitled to vote thereon.  Unless required by law, no action contemplated or permitted by Article 9 of the Plan shall adversely affect any rights of participants or obligations of Cano to participants with respect to any incentive theretofore granted under the Plan without the consent of the affected participant.

Capital Adjustments.  In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, common stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase or exchange of common stock or other securities, issuance of warrants or other rights to purchase common stock or other securities, or other similar corporate transaction or event affects the common stock such that the Committee determines that an adjustment is appropriate to prevent the dilution or enlargement of benefits or potential benefits, the Committee may adjust (i) the number of shares and type of common stock issuable and the price paid for such shares, (ii) the amount paid for forfeited shares, if any, and/or (iii) the number of and price of stock appreciation right shares.

Change in Control Provisions.   The existence of the Plan and incentives granted thereunder shall not affect in any way the right or power of Cano or its stockholders to make or authorize any Change in Control. If Cano shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any incentive granted pursuant to the Plan shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of common stock subject to the incentive would have been entitled. In the event of any merger, consolidation or share exchange pursuant to which Cano is not the surviving or resulting corporation, there shall be substituted for each share of common stock subject to the unexercised portions of outstanding incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of Cano in respect to each share of common stock held by them, such outstanding incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms. Notwithstanding the foregoing, except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all incentives granted pursuant to the Plan may be canceled by Cano, in its sole discretion, as of the effective date of any Change in Control in accordance with the terms and provisions of the Plan providing for notice or payments. In case Cano shall, at any time while any incentive under the Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each participant under the Plan shall be entitled to receive, in lieu of each share of common stock of Cano which such participant would have been entitled to receive under the incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of common stock of Cano. As used in the Plan, the term “Change in Control” means any one of the following, except as otherwise provided in the Plan:

•                  any consolidation, merger or share exchange of Cano in which Cano is not the continuing or surviving corporation or pursuant to which shares of Cano’s common stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of Cano in which the holders of Cano’s common stock immediately prior to such transaction have the same proportionate ownership of common stock of the surviving corporation immediately after such transaction;

•                  any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of Cano;

•                  the stockholders of Cano approve any plan or proposal for the liquidation or dissolution of Cano;

•                  the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who (x) at the date of this Plan were directors or (y) become directors after the date of this Plan and whose election or nomination for election by Cano’ s stockholders was approved by a vote of at least two-thirds of the directors then in office who were directors at the date of this Plan or whose election or nomination for election was previously so approved;

•                  the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act) of an aggregate of 50% or more of the voting power of Cano’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the 1934 Act) who beneficially owned less than 50% of the voting power of Cano’s outstanding voting securities on the date of this Plan; provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change in Control hereunder if the acquirer is (x) a trustee or other fiduciary holding securities under an employee benefit plan of Cano and acting in such capacity, (y) a Subsidiary of Cano or a corporation owned, directly or indirectly, by the stockholders of Cano in substantially the same proportions as their ownership of voting securities of Cano or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or

•                  in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving Cano to a case under Chapter 7.

     ”Affiliate” means with respect to any person, any person who directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified. In the event an award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Change in Control” for purposes of such award shall be the definition provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

Federal Income Tax Consequences.  The following is a brief summary of certain federal income tax consequences relating to the transactions described under the Plan as set forth below.  This summary does not purport to address all aspects of federal income taxation and does not describe state, local or foreign tax consequences.  This discussion is based upon provisions of the Code and the treasury regulations issued thereunder (the “Treasury Regulations”), and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

In 2004, a new Section 409A was added to the Code to regulate all types of deferred compensation.  If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax.  Certain performance awards, stock options, stock appreciation rights, restricted stock units and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options.  A participant will not recognize income at the time an incentive option is granted.  When a participant exercises an incentive option, a participant also generally will not be required to recognize income (either as ordinary income or capital gain).  However, to the extent that the fair market value (determined as of the date of grant) of the common shares with respect to which the participant’s incentive options are exercisable for the first time during any year exceeds $100,000, the incentive options for the common shares over $100,000 will be treated as nonqualified options, and not incentive options, for federal tax purposes, and the participant will recognize income as if the incentive options were nonqualified options.

In addition to the foregoing, if the fair market value of the common shares received upon exercise of an incentive option exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation.  The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any common shares acquired by exercise of an incentive option will depend upon whether the participant disposes of his or her shares prior to two years after the date the incentive option was granted or one year after the common shares were transferred to the participant (referred to as the “Holding Period”).  If a participant disposes of common shares acquired by exercise of an incentive option after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the common shares.  If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

If the participant disposes of common shares acquired by exercise of an incentive option prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.”  If the amount received for the common shares is greater than the fair market value of the common shares on the exercise date, then the difference between the incentive option’s exercise price and the fair market value of the common shares at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs.  The participant’s basis in the common shares will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.”  In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the common shares will be treated as capital gain.  However, if the price received for common shares acquired by exercise of an incentive option is less than the fair market value of the common shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the common shares.

Nonqualified Stock Options.  A participant generally will not recognize income at the time a non-qualified option is granted.  When a participant exercises a non-qualified option, the difference between the option price and any higher market value of the common shares on the date of exercise will be treated as compensation taxable as ordinary income to the participant.  The participant’s tax basis for common shares acquired under a nonqualified option will be equal to the option price paid for such common shares, plus any amounts included in the participant’s income as compensation.  When a participant disposes of common shares acquired by exercise of a nonqualified option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the common shares.  If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

If a participant pays the exercise price of a nonqualified option with previously-owned shares of our common shares and the transaction is not a disqualifying disposition of common shares previously acquired under an incentive option, the common shares received equal to the number of common shares surrendered are treated as having been received in a tax-free exchange.  The participant’s tax basis and holding period for these common shares received will be equal to the participant’s tax basis and holding period for the common shares surrendered.  The common shares received in excess of the number of common shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value.  The participant’s tax basis in these common shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired common shares to pay the exercise price of a non-qualified option constitutes a disqualifying disposition of common shares previously acquired under an incentive option, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the common shares surrendered, determined at the time such common shares were originally acquired on exercise of the incentive option, over the aggregate option price paid for such common shares.  As discussed above, a disqualifying disposition of common shares previously acquired under an incentive option occurs when the participant disposes of such shares before the end of the Holding Period.  The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the common shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock.  A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the common shares granted as restricted stock at such time as the common shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such common shares.  However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the common shares to recognize ordinary income on the date of transfer of the common shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such common shares) over the purchase price, if any, of such shares.  If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to common shares.  At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period.  For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income.

Stock Appreciation Rights.  Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code.  If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received.  If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received.

In general, there will be no federal income tax deduction allowed to Cano upon the grant or termination of SARs.  However, upon the exercise of a SAR, Cano will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

Section 409A of the Code will not apply to a SAR if: (i) the SAR exercise price is not less than the fair market value of Cano’s stock at the time the SAR is granted; (ii) Cano’ s stock is traded on an established securities market; (iii) upon exercise of the SAR, the participant can only receive common stock of Cano and (iv) the SAR does not include any deferral feature other than the deferral of income from the grant date until the exercise date.

Other Awards.  In the case of an award of restricted stock units, performance awards, dividend equivalent rights or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code.  In that taxable year, Cano will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

Federal Tax Withholding

Any ordinary income realized by a participant upon the exercise of an award under the Plan is subject to withholding of federal, state and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act (“FICA”) and the Federal Unemployment Tax Act (“FUTA”).

To satisfy federal income tax withholding requirements, we will have the right to require that, as a condition to delivery of any certificate for common shares, the participant remit to Cano an amount sufficient to satisfy the withholding requirements.  Alternatively, we may withhold a portion of the common shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations.

Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year.  Additionally, withholding does not affect the participant’s tax basis in the common shares.  Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by Cano to employees by January 31 of the succeeding year.

Deferred compensation that is subject to Section 409A of the Code is subject to Federal income tax withholding if it does not conform with the requirements of Section 409A of the Code by January 1, 2006.

According to Internal Revenue Service (“IRS”) Notice 2002-47, 2002-28 I.R.B. 97, the IRS’ current position is that it will not (1) assess FICA or FUTA taxes upon the exercise of an incentive option or the disposition of stock acquired by an employee pursuant to the exercise of an incentive option, and (2) will not treat the exercise of an incentive option, or the disposition of stock acquired by an employee pursuant to the exercise of an incentive option, as subject to federal income tax withholding.  However, to the extent that a participant recognizes ordinary income due to the sale of common shares acquired by the exercise of an incentive option, the participant still must include compensation in income relating to the disposition of common shares acquired by the exercise of an incentive option.  In addition, we must report on Form W-2 any payment to an employee (or former employee) that is at least $600 in a calendar year, even if the payment is not subject to federal income tax withholding.

Tax Consequences to Cano

To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters

Cano may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either the chief executive officer or is among one of the four other most highly-compensated officers for that taxable year as reported in Cano’s proxy statement.  The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation.  Cano intends that benefits in the form of stock options, performance awards, stock appreciation rights, performance-based restricted stock and restricted stock units and performance based cash payments under other awards will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

If an individual’s rights under the plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% Federal excise tax (in addition to Federal income tax) payable by the individual on the value of such accelerated rights, and (ii) the loss by Cano of a compensation deduction.

The Board of Directors recommends a vote FOR approval of the 2005 Cano Petroleum, Inc. Long Term Incentive Plan.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors manages Cano’s business and affairs, exercises all corporate powers, and establishes broad corporate policies.

Meetings

The Board of Directors met four times during the year ended June 30, 2005.  During that period, all directors attended all of the board and committee meetings held while they served as a director or member of a committee.  The Board has three standing committees: Audit, Compensation, and Nominating and Corporate Governance.

Director Independence

The Board has determined that Messrs. Dent and Smith and Dr. Underwood have met the independence requirements of the American Stock Exchange and Rule 10A-3(b)(1)(ii) of the Securities Exchange Act of 1934.  Further, no family relationships exist between any of the directors or executive officers.

Committees

The Audit Committee is composed of Messrs. Dent and Smith and Dr. Underwood.  The Audit Committee held 1 meeting during the year ended June 30, 2005.  No member of the Audit Committee may be an officer of Cano.  The Board of Directors has determined that each of the Audit Committee members is an independent director as required by the rules of the American Stock Exchange and Rule 10A-3(b)(1)(ii) of the Securities Exchange Act of 1934.  The principal responsibilities of the committee are described in the Audit Committee Charter.  The Audit Committee retains the firm of independent public accountants that annually audits the books and records of Cano. The Audit Committee reviews the scope and results of the audit with the independent public accountants, as well as Cano’s accounting procedures, internal controls, accounting and financial reporting policies and practices, and makes reports and recommendations to the Board of Directors as it deems appropriate.  The Audit Committee also conducts appropriate review and oversight over related party transactions.  The Board of Directors has determined that  Mr. Morris B. “Sam” Smith is the Audit Committee financial expert, who also serves as the Audit Committee Chairman.  The Board of Directors has adopted a written Audit Committee Charter which is included as Appendix B to the Proxy Statement and can also be found on Cano’s website www.canopetro.com or may be obtained from our Director of Capital Markets.

The Compensation Committee is currently composed of  Messrs. Dent and Smith and Dr. Underwood.  Mr. Dent is the Chairman of the Compensation Committee.  The Compensation Committee held 1 meeting during the year ended June 30, 2005.  Each of the Compensation Committee members is an independent director as required by the rules of the American Stock Exchange.  The Compensation Committee makes recommendations to the Board of Directors regarding salaries and other compensation (including stock related grants) of the executive officers and acts upon management’s recommendations for salary and other supplemental compensation for all other employees. The Compensation Committee also acts upon matters that require director action with respect to all employee pension, welfare and benefit plans.  A copy of the Compensation Committee Charter can be found on Cano’s website www.canopetro.com or may be obtained from our Director of Capital Markets.

The Nominating and Corporate Governance Committee is composed of Messrs. Dent and Smith and Dr. Underwood.  Dr. Underwood is the Chairman of the Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee held 1 meeting during the year ended June 30, 2005.  Each of the Nominating and Corporate Governance Committee members is an independent director as required by the rules of the American Stock Exchange.  The Nominating and Corporate Governance Committee is responsible for overseeing matters of corporate governance, including the evaluation of the performance and practices of the Board.  This committee is also responsible for the search, screening and the selection process for new candidates for director and then for making recommendations to the Board of Directors regarding nominees.  The Board has adopted a Nominating and Corporate Governance Charter and has established criteria regarding the traits, abilities and experience which Board nominees must possess to be nominated to the Board, including:

•                  a candidate’s depth of experience at the policy-making level in business, government or education;

•                  the balance of the business interest and experience of the incumbent or nominated directors;

•                  a candidate’s availability and willingness to devote adequate time to board duties;

•                  the need for any required expertise on the board or one of its committees;

•                  a candidate’s character and judgment and ability to make independent analytical, probing and other inquiries;

•                  the candidate’s willingness to exercise independent judgment;

•                  the candidate’s financial independence to ensure such candidate will not be financially dependent on director compensation; and

•                  in the case of an incumbent director, such director’s past performance on the board.

The Corporate Governance Committee is responsible for reviewing the overall skills and characteristics required of Board members, and reviewing that with the Board on an annual basis.  This committee considers suggestions for nominees for director from many sources, including stockholders.  Possible candidates who have been suggested by stockholders are evaluated by the Nominating and Corporate Governance Committee in the same manner as are other possible candidates.  If a stockholder wishes to recommend a candidate for director, the stockholder should submit a written nomination, together with appropriate biographical information and the consent of the proposed nominee, to the Nominating and Corporate Governance Committee, c/o Cano’s Secretary, Cano Petroleum, Inc., 309 West 7th Street, Suite 1600, Fort Worth, TX  76102.  This written notice must comply with the advance notice, Nominating and Corporate Governance Committee Charter, informational and other requirements described in the rules and regulations of the Securities and Exchange Commission, and the American Stock Exchange.  The charter of the Nominating and Corporate Governance Committee may be found on Cano’s internet website at www.canopetro.com or upon request to Cano’s Director of Capital Markets at the address noted above.

Compensation of Directors

For the year ended June 30, 2005, the arrangement for compensation of non-employee Board members was:

•                  Cano does not currently pay its directors for attending meetings of the Board of Directors, although Cano expects to adopt a director compensation policy in the future.

•                  of April 1, 2005, each non-employee director received options to acquire 25,000 shares of common stock of Cano on April 1, 2006 at a price of $4.13 per share pursuant to the 2005 Directors’ Stock Option Plan.  The Board will, subject to the approval of the stockholders of the 2005 Cano Petroleum, Inc. Long Term Incentive Plan, terminate the 2005 Directors’ Stock Option Plan as it applies prospectively.

•                  Mr. Haddock has agreed to provide certain management and financial consulting services to Cano.  In consideration for such services, on December 16, 2004, Cano granted Mr. Haddock options to purchase 50,000 shares of our common stock at an exercise price of $4.00 per share.  Such options become exercisable six months from the grant date (the “Vest Date”) and expire ten years from the Vest Date.  In addition, we may grant Mr. Haddock options (the “Additional Options”) to purchase an additional 50,000 shares of our common stock at an exercise price of $4.00 per share, exercisable for a period of ten years.  The grant of the Additional Options is based upon the successful performance and additional value provided to us for consulting services, and shall be at the discretion of our Board of Directors.

In addition, directors will be eligible to receive grants under the 2005 Cano Petroleum, Inc. Long Term Incentive Plan if approved by the stockholders.

Corporate Governance Matters

The Board of Directors has adopted a Code of Ethics and Business Conduct that applies to all directors, officers and employees of Cano, a copy of which was filed as Exhibit 14.1 to our annual report on Form 10-KSB for the fiscal year ended June 30, 2004, filed with the Securities and Exchange Commission on September 23, 2004.  A current copy of the Code of Ethics and Business Conduct, the Bylaws of Cano, the Audit Committee Charter, the Compensation Committee Charter and the Nominating and Corporate Governance Committee Charter may be found on Cano’s internet website at www.canopetro.com.  Copies of these documents are also available, without charge, to stockholders upon written request to the Director of Capital Markets at the address of Cano’s principal office.

REPORT OF THE AUDIT COMMITTEE

Under the Audit Committee Charter, Cano’s management has the primary responsibility for preparing Cano’s financial statements and establishing and maintaining an appropriate system of internal controls related to the financial reporting process. The independent public accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards. The Audit Committee has the responsibility to monitor and provide oversight of management’s responsibility, as well as monitor the performance of Cano’s auditors, including the audit scope and auditor independence.  The Audit Committee is not providing any expert or special assurance as to Cano’s financial statements or any professional certification as to the independent public accountants’ work.   The Audit Committee has the ultimate authority and responsibility to select, evaluate and appoint Cano’s independent auditor.

In fulfilling its responsibilities, the Audit Committee:

•                  reviewed and discussed Cano’s audited financial statements for the year ended June 30, 2005 with management and Hein & Associates LLP, the independent auditors;

•                  discussed with Hein & Associates LLP the matters required to be communicated by Statement of Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90, Communication with Audit Committees, as then in effect; and

•                  received written disclosures and the letter from Hein & Associates LLP regarding its independence as required by Independence Standards Board Standard No. 1.  The Audit Committee further discussed with Hein & Associates LLP their independence.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Hein & Associates LLP, including meetings held without management present, the audit committee recommended to the Board of Directors that the audited financial statements be included in the annual report on Form 10-KSB for the year ended June 30, 2005, for filing with the SEC.

The Audit Committee

Morris B. “Sam” Smith, Chairman

Donnie Dale Dent

Dr. Jim Underwoood

EXECUTIVE OFFICERS

The executive officers of Cano are:

•                  S. Jeffrey Johnson, Chief Executive Officer since May 2004;

•                  Michael J. Ricketts, Chief Financial Officer and Principal Accounting Officer since May 2004;

•                  Thomas D. Cochrane, Executive Vice President-Engineering since September 16, 2005; and

•                  James K. Teringo, Jr., Vice President, General Counsel and Corporate Secretary since July 11, 2005.

S. Jeffrey Johnson (age 40), Chief Executive Officer and Chairman.  Mr. Johnson was appointed Chief Executive Officer on May 28, 2004 and Chairman on June 25, 2004.  Prior to joining Cano, Mr. Johnson served as the Chief Executive Officer of Cano Energy Corporation from 2001 through 2004, and he served as the Chief Executive Officer of Scope Operating Company from 1997 through 2004.

Michael J. Ricketts (age 47), Chief Financial Officer and Principal Accounting Officer.  Mr. Ricketts was appointed Chief Financial Officer on May 28, 2004.  Mr. Ricketts served as a member of our Board of Directors from June 25, 2004 until April 6, 2005.  Mr. Ricketts is a Certified Public Accountant. Prior to joining Cano, Mr. Ricketts was employed by TNP Enterprises, Inc. and its subsidiaries, Texas-New Mexico Power Company and First Choice Power for 15 years.  He served as Director, Treasury from 2003 to 2004.  He served as Director, Business Development from 2002 - 2003.  He was the Controller and Assistant Controller from 1998- 2002.

Thomas D. Cochrane (age 42), Executive Vice President-Engineering.  Mr. Cochrane was appointed Executive Vice President-Engineering on September 16, 2005.  From June 13, 2004 through September 16, 2005, Mr. Cochrane served as Executive Vice-President of Oil & Gas Operations. Prior to joining Cano, Mr. Cochrane spent his entire 16 year career with ExxonMobil Oil.   From 1988 to 1998 he was an Operations Engineer for water floods and CO2 floods.  From 1998-1999 he was the Maintenance Foreman of the Aneth area.  From 1999-2000 he was the Production Superintendent of the Aneth Area.  From 2000 to 2004 he worked as a Reservoir Engineer and Reservoir Engineering Mentor for water floods and CO2 floods, and served on the U.S. Drill Well Review Team approving technical work supporting drilling funding from 2003-2004.

James K. Teringo, Jr. (age 50), Vice President, General Counsel and Corporate Secretary.  Mr. Teringo was appointed to the positions of Vice President, General Counsel and Corporate Secretary on August 3, 2005.  From June 1999 until December 2003, Mr. Teringo was Assistant General Counsel for Panda Energy International, Inc.

BENEFICIAL OWNERSHIP OF VOTING SECURITIES

Certain Beneficial Owners and Management Ownership of Common Stock

The following table sets forth certain information, as of October 20, 2005 with respect to the beneficial ownership of the outstanding common stock by: (i) any beneficial holder of more than five (5%) percent of our outstanding common stock; (ii) each of the directors and nominees and our executive officers; and (iii) our directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

Name of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percentage of Common Stock (2)
S. Jeffrey Johnson (3)	3,896,850	15.4%
Michael J. Ricketts (3)	464,850	1.8%
Thomas D. Cochrane (3)	464,850	1.8%
James K. Teringo, Jr. (4)	50,000	*
Donnie D. Dent (3) (5)	125,000	*
Gerald W. Haddock (5) (6)	101,500	*
Randall Boyd (5)	225,000	*
Dr. Jim Underwood (5)	25,000	*
Morris B. “Sam” Smith (5)	25,000	*
Wellington Management Company, llp (7)	3,450,000	13.7%
All officers, directors and directors nominees as a group (9 persons)	5,353,050	21.2%

* Less than 1%

(1)                                      Except as otherwise indicated, the address of each beneficial owner is c/o Cano Petroleum, Inc., 309 West 7th Street, Suite 1600, Fort Worth, Texas 76102.

(2)                                      Applicable percentage ownership is based on 25,056,621 shares of common stock issued as of October 20, 2005, together with shares of common stock issuable upon exercise of outstanding stock options described in footnotes 4 and 5 below. Shares of common stock that a person has the right to acquire upon the exercise of stock options are deemed to be beneficially owned by the person holding such stock options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)                                      Messrs. Johnson, Ricketts, Cochrane, and Dent were issued common shares as discussed below under “Escrowed Shares Pursuant to the Davenport Merger.”

(4)                                      Mr. Teringo has the right to acquire 50,000 shares issuable upon exercise of outstanding stock options with an exercise price of $3.98 per share and which vest on July 11, 2006.

(5)                                      Includes 25,000 shares issuable upon exercise of outstanding stock options with an exercise price of $4.13 per share and which vest on April 1, 2006, owned by each of Messrs. Dent, Haddock, Boyd, Underwood and Smith.

(6)                                      Includes 50,000 shares issuable upon exercise of outstanding stock options with an exercise price of $4.00 per share which are currently vested.

(7)                                      Wellington Management Company, llp, an investment adviser registered under the Investment Advisors Act of 1940, as amended, shares investment discretion and shares voting power over the securities held by certain of its investment advisory clients. In its capacity as an investment adviser, Wellington Management is deemed to have beneficial ownership over 3,450,000 shares.  Their address is 75 State Street, Boston, Massachusetts 02109.

No Director, executive officer, affiliate or any owner of record or beneficial owner of more than 5% of any class of our voting securities is a party adverse to our business or has a material interest adverse to us.

Escrowed Shares Pursuant to the Davenport Merger

The Davenport Field Unit stockholders comprise eight individuals - six who are now employed by us, one director, and one former employee. Pursuant to the terms of a Management Stock Pool Agreement, the 5,165,000 shares of common stock were placed in escrow.  The shares vest to the individuals based on a combination of continued employment, referred to as “compensation shares,” and achieving certain performance goals during the next year, referred to as “performance shares.”  Any shares that are not released from escrow will be returned to treasury stock.  To date, shares returned to treasury totaled 15,783 shares.

The following table summarizes the shares placed in escrow under the Management Stock Pool Agreement:

	Compensation Shares	Performance Shares	Total Shares
Executive Davenport Stockholders
S. Jeffrey Johnson	2,040,175	2,040,175	4,080,350
Michael J. Ricketts	232,425	232,425	464,850
Thomas D. Cochrane	232,425	232,425	464,850
Non-Executive Davenport Stockholders	154,950	—	154,950
Total Shares	2,659,975	2,505,025	5,165,000

The Management Stock Pool Agreement has the following terms:

•                  In the event that any of the Davenport stockholders cease to be employees or director of Cano prior to May 28, 2006, all shares issued to such stockholder will be cancelled and returned to treasury.

•                  The compensation shares issued to each Executive Davenport Stockholder were released to that Executive Davenport Stockholder on July 1, 2005.

•                  The compensation shares issued to each Non-Executive Davenport Stockholder remaining in escrow will be released to that Non-Executive Davenport Stockholder on July 1, 2006.

•                  The performance shares will be released to the Executive Davenport Stockholders as the following performance milestones are met:

•                  in the event that we achieve both of the following performance milestones at June 30, 2006 one half of the performance shares issued to a particular Executive Davenport Stockholder are to be released from escrow:

•                  We have proven reserves of not less than 2,833 MBOE, and

•                  We have achieved a thirty day average barrel of oil per day production rate of not less than 1,521 barrels of oil per day.

•                  In addition, in the event that we have proven reserves of not less than 3,777 MBOE at June 30, 2006 and have achieved for thirty days immediately prior to June 30, 2006, an average barrel of oil per day production rate of not less than 2,028 barrels of oil per day, all of the performance shares are to be released.

•                  Any performance shares not released from escrow as per the above milestones will be returned to treasury on or before October 31, 2006.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

The following table sets forth information concerning the annual and long-term compensation of our Chief Executive Officer and the other named executive officers, for services as executive officers for the fiscal years ended June 30, 2005, June 30, 2004 and since our organization on May 29, 2003.

SUMMARY COMPENSATION TABLE

					Long-Term Compensation
		Annual Compensation			Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compen- sation ($)	Restricted Stock Award(s) ($)	Securities Under-lying Options/SARs (#)	LTIP Payouts ($)	All Other Compensation ($) (2)
S. Jeffrey Johnson (1)(3)	2005	$250,000	-0-	-0-	-0-	-0-	-0-	$10,200
CEO and Chairman	2004	$31,250	-0-	-0-	-0-	-0-	-0-	-0-
	2003	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Thomas D. Cochrane (1)(3)	2005	$125,000	-0-	-0-	-0-	-0-	-0-	-0-
Executive Vice	2004	$10,416	$35,000	-0-	-0-	-0-	-0-	-0-
President- Engineering	2003	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Michael J. Ricketts (1)(3)	2005	$115,000	-0-	-0-	-0-	-0-	-0-	-0-
Chief Financial Officer	2004	$14,375	-0-	-0-	-0-	-0-	-0-	-0-
	2003	-0-	-0-	-0-	-0-	-0-	-0-	-0-

(1)          Messrs. Johnson and Ricketts were appointed to their executive positions on May 28, 2004.  Mr. Cochrane was appointed to his position on September 16, 2005.  Mr. Johnson was appointed Chairman on June 25, 2005.

(2)          Pursuant to Mr. Johnson’s employment agreement, he received a vehicle allowance of $10,200 during the fiscal year ended June 30, 2005.

(3)          Messrs. Johnson, Cochrane and Ricketts are eligible to be considered for an annual bonus in an amount to be determined by the Board of Directors.

Option Grants and Exercises

Cano did not grant any stock options or SARs to the named executive officers during the fiscal year ended June 30, 2005.

There were no option exercises by the named executive officers during the fiscal year ended June 30, 2005.

Employment Contracts

Cano has entered into employment contracts with the executive officers which are intended to insure the officers’ continued service and dedication to Cano and to ensure their objectivity in considering, on Cano’s behalf, any transaction that would result in a change in control of Cano. The material terms of those contracts are as follow:

•                                          Chief Executive Officer

 S. Jeffrey Johnson.  Pursuant to the terms of an Employment Agreement dated May 28, 2004, we appointed Mr. Johnson as our Chief Executive Officer and President for a term of two years ending June 30, 2006.  Mr. Johnson’s employment may be terminated prior to June 30, 2006 only (i) upon his death, (ii) if, Mr. Johnson is prevented from performing his duties by reason of becoming totally and permanently disabled, (iii) for Cause (as defined below), or (iv) without Cause, if it is later determined that Cause for termination did not exist, if the Board of Directors previously determined that Cause for termination existed.  Cano shall have “Cause” to terminate Mr. Johnson’s employment hereunder upon (i) the conviction of Mr. Johnson by a court of competent jurisdiction of or the admission to an act of fraud, theft or embezzlement against Cano; (ii) the conviction of Mr. Johnson by a court of competent jurisdiction of a felony; (iii) the willful and unauthorized disclosure by Mr. Johnson of trade secrets of Cano as determined by the affirmative vote of at least a majority of the board, or (iv) the willful and continued failure by Mr. Johnson to substantially perform his obligations under his Employment Agreement (other than any such failure resulting from Mr. Johnson’s incapacity due to physical or mental illness) which is not remedied within thirty (30) days after a notice of termination is delivered to Mr. Johnson that specifically identifies the facts and circumstances leading Cano to believe that Mr. Johnson has willfully and continuously failed to substantially perform his obligations under and in violation of the Employment Agreement.

We also agreed to appoint Mr. Johnson to our board of directors, subject to compliance with applicable law. We agreed to pay Mr. Johnson a base salary of $250,000 during the first year of his agreement and $267,500 in the second year. In addition, we agreed to consider Mr. Johnson for an annual bonus (to be determined by our board of directors) of up to an additional $100,000 (to be paid in common stock based on the greater of $3.00 per share or the average closing price for the five days preceding the grant).

•                                          Chief Financial Officer

Michael J. Ricketts.  Pursuant to the terms of an Employment Agreement dated May 28, 2004, we appointed Mr. Ricketts as our Chief Financial Officer and Secretary (Mr. Ricketts has since resigned as Secretary) for a term of two years ending June 30, 2006.  Mr. Ricketts’ employment may be terminated prior to June 30, 2006 only (i) upon his death, (ii) if, as a result of Mr. Ricketts’ incapacity due to physical or mental illness, he shall have been absent from his duties or unable to perform his full duties hereunder for a total of 90 days during any 12 month period, and within 15 days after written notice of termination is given (which may occur before or after the end of such 90 day period), shall not have returned to the performance of his full duties hereunder on a full-time basis, or (iii) for Cause.  Cano shall have “Cause” to terminate Mr. Ricketts’ employment hereunder upon (i) the willful and continued failure by Mr. Ricketts to substantially perform his duties hereunder (other than any such failure resulting from Mr. Ricketts’ incapacity due to physical or mental illness); (ii) the willful engaging by Mr. Ricketts in misconduct which is injurious or disparaging to Cano; or (iii) the conviction of Mr. Ricketts of any felony or crime of moral turpitude.  For purposes of subsections (i-ii), no act, or failure to act, on Mr. Ricketts’ part shall be considered “willful” unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interest of Cano.

We also agreed to appoint Mr. Ricketts to our board of directors, subject to compliance with applicable law.  Mr. Ricketts is no longer a director.  We agreed to pay Mr. Ricketts a salary of $115,000 during the first year of his agreement and $123,050 in the second year.  In addition, we agreed to consider Mr. Ricketts for an annual bonus (to be determined by our board of directors) of up to an additional 20% of his annual salary.

•                                          Executive Vice President

Thomas D. Cochrane.  Pursuant to the terms of an Employment Agreement dated May 28, 2004, we appointed Mr. Cochrane as our Executive Vice-President (Oil & Gas Operation) for a term of two years ending June 30, 2006.  Mr. Cochrane’s employment may be terminated prior to June 30, 2006 only (i) upon his death, (ii) if, as a result of Mr. Cochrane’s incapacity due to physical or mental illness, he shall have been absent from his duties or unable to perform his full duties hereunder for a total of 90 days during any 12 month period, and within 15 days after written notice of termination is given (which may occur before or after the end of such 90 day period), shall not have returned to the performance of his full duties hereunder on a full-time basis, or (iii) for Cause.  Cano shall have “Cause” to terminate Mr. Cochrane’s employment hereunder upon (i) the willful and continued failure by Mr. Cochrane to substantially perform his duties hereunder (other than any such failure resulting from Mr. Cochrane’s incapacity due to physical or mental illness); (ii) the willful engaging by Mr. Cochrane in misconduct which is injurious or disparaging to Cano; or (iii) the conviction of Mr. Cochrane of any felony or crime of moral turpitude.  For purposes of subsections (i-ii), no act, or failure to act, on Mr. Cochrane’s part shall be considered “willful” unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interest of Cano.

We agreed to pay Mr. Cochrane a salary of $125,000 during the first year of his agreement and $133,750 in the second year as well as a $35,000 signing bonus.  In addition, we agreed to consider Mr. Cochrane for an annual bonus (to be determined by our Board of Directors) of up to an additional 20% of his annual salary.  Mr. Cochrane’s title has recently been changed to Executive Vice President-Engineering.

•                                          Vice President, General Counsel and Corporate Secretary

James K. Teringo, Jr.  Pursuant to the terms of an Employment Agreement dated as of July 11, 2005, we appointed Mr. Teringo as our Vice President, General Counsel and Corporate Secretary for a term of two years ending July 11, 2007.  Mr. Teringo’s employment may be terminated prior to July 11, 2007 only (i) upon his death, (ii) if, as a result of Mr. Teringo’s incapacity due to physical or mental illness, he shall have been absent from his duties or unable to perform his full duties hereunder for a total of 90 days during any 12 month period, and within 15 days after written notice of termination is given (which may occur before or after the end of such 90 day period), shall not have returned to the performance of his full duties hereunder on a full-time basis, or (iii) for Cause.  Cano shall have “Cause” to terminate Mr. Teringo’s employment hereunder upon (i) the willful and continued failure by Mr. Teringo to substantially perform his duties hereunder (other than any such failure resulting from Mr. Teringo’s incapacity due to physical or mental illness); (ii) the willful engaging by Mr. Teringo in misconduct which is injurious or disparaging to Cano; or (iii) the conviction of Mr. Teringo of any felony or crime of moral turpitude.  For purposes of this subsections (i-ii), no act, or failure to act, on Mr. Teringo’s part shall be considered “willful” unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interest of Cano.

The Employment Agreement also provides that if within twelve (12) months after the occurrence of a Change in Control (as defined below) (i) Cano terminates Mr. Teringo’s employment for any reason; or (ii) Mr. Teringo resigns at any time after any diminution in the Mr. Teringo’s job title, duties or compensation or the relocation of Mr. Teringo, without Mr. Teringo’s consent, to an office in a county that does not abut Tarrant County, Texas, Cano shall pay to Mr. Teringo, in a lump sum, three times Mr. Teringo’s annual salary in effect as of the date of Mr. Teringo’s termination or resignation.

A “Change in Control” shall mean (a) any consolidation, merger or share exchange of Cano in which Cano is not the continuing or surviving corporation or pursuant to which shares of Cano’s common stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of Cano in which the holders of Cano’s common stock immediately prior to such transaction have the same proportionate ownership of common stock of the surviving corporation immediately after such transaction; (b) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of Cano; (c) the stockholders of Cano approve any plan or proposal for the liquidation or dissolution of Cano; (d) the cessation of control (by virtue of their not constituting a majority of directors) of the board by the individuals who (x) at the effective date were directors or (y) become directors after the effective date and whose election or nomination for election by Cano’s stockholders was approved by a vote of at least two-thirds of the directors then in office who were directors at the effective date or whose election or nomination for election was previously so approved; (e) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of an aggregate of 50% or more of the voting power of Cano’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the Securities Exchange Act of 1934) who beneficially owned less than 50% of the voting power of Cano’s outstanding voting securities on the effective date; provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change in Control hereunder if the acquirer is (x) a trustee or other fiduciary holding securities under an employee benefit plan of Cano and acting in such capacity, (y) a subsidiary of Cano or a corporation owned, directly or indirectly, by the stockholders of Cano in substantially the same proportions as their ownership of voting securities of Cano or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the continuing directors; or (f) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving Cano to a case under Chapter 7.

We agreed to pay Mr. Teringo a salary of $120,000.  In addition, Mr. Teringo will be eligible for periodic cash or stock bonuses and increases in base salary at the sole discretion of the Board of Directors.

Change in Control Agreements

See “Approval of the 2005 Cano Petroleum, Inc. Long Term Incentive Plan — Description of the Plan — Change in Control Provisions regarding the definition of “Change in Control” and the effect of a “Change in Control” under the proposed 2005 Cano Petroleum, Inc. Long Term Incentive Plan.

See “Compensation of Named Executive Officers — Employment Contracts — Vice President, General Counsel and Corporate Secretary regarding the effect of a “Change in Control” on Mr. Teringo’s continued employment.

Certain Relationships and Related Transactions

 Davenport Merger

Pursuant to the terms of the Merger Agreement, pursuant to which we acquired Davenport Field Unit, Eric Boehnke, our former CEO, former Secretary and former Director agreed to return to our treasury a total of 6,500,000 shares of common stock and forgive debts owed to him by us in the amount of $70,000. As a result of the foregoing, Eric Boehnke retained 392,993 shares of our common stock.   We agreed to provide accounting services to Cano Energy Corporation based on cost plus a 10% incremental margin during a three-month transitional period.  This arrangement ended in August 2004.  Our Chairman and Chief Executive Officer, S. Jeffrey Johnson, is a principal stockholder of Cano Energy Corporation.

Transactions involving Cano Energy Corporation

On July 21, 2004, we agreed to purchase the furniture, fixtures, and office equipment of Cano Energy Corporation for approximately $114,000.  The amount paid was based on an independent third party valuation.  The purchase of these fixed assets was contemplated as part of the Merger Agreement, pursuant to which we acquired Davenport Field Unit. Our Chairman and Chief Executive Officer, S. Jeffrey Johnson, is a principal stockholder of Cano Energy Corporation.

On August 16, 2004, we agreed to purchase an additional 10% revenue interest in the Davenport field from Cano Energy Corporation.  This increased our revenue interest in the Davenport field to 65%.  In consideration for the additional 10% revenue interest, we agreed to pay Cano Energy Corporation $667,000 cash in installments.  The final installment payment was made in October 2004.  Our Chairman and Chief Executive Officer, S. Jeffrey Johnson, is a principal stockholder of Cano Energy Corporation.

Transactions involving Directors

In addition to serving as a member of our Board of Directors, Gerald Haddock agreed to provide certain management and financial consulting services to us. In consideration for such services, on

December 16, 2004 we granted Mr. Haddock options to purchase 50,000 shares of common stock at an exercise price of $4.00 per share.  The options are exercisable at any time, in whole or in part, during the ten-year option period which commenced six months following the date of grant (June 16, 2005) and expires on June 15, 2015.  In addition, we may grant Mr. Haddock options to purchase an additional 50,000 shares of common stock at an exercise price of $4.00 per share, exercisable for a period of ten years.  The grant of the Additional Options is based upon the successful performance and additional value provided to us for consulting services, and shall be at the discretion of our Board of Directors.

Pursuant to an agreement dated December 16, 2004, as amended as of August 17, 2005, Cano agreed with R.C. Boyd Enterprises, a Delaware corporation, to continue as the lead sponsor of a television production called Honey Hole (the “Honey Hole Production”).  The renewed sponsorship requires us to pay an aggregate of $150,000 to R.C. Boyd Enterprises.  We are entitled to receive two thirty second commercials during all broadcasts of the Honey Hole Production and we will receive opening and closing credits on each episode.  A member of our Board of Directors, Mr. Boyd, is the sole stockholder of R.C. Boyd Enterprises.

Sabine Production Operating, LLC

On March 29, 2005, we entered into an agreement with Haddock Enterprises, LLC and Kenneth Q. Carlile (predecessor to Carlile Management, LLC) to explore the possibility of converting the Sabine Royalty Trust from a liquidating asset into a vehicle to acquire low risk assets.  Each of the three parties owns a one-third interest in the Sabine Production Operating, LLC.  Gerald W. Haddock is President of Haddock Enterprises, LLC and is a member of our Board of Directors.  On August 4, 2005, Cano entered into an agreement in principle with Haddock and Carlile, that provides the basic terms of a proposed agreement between the members and the partnership including:  (i) the resolution of related party transactions between the members and the partnership; (ii) the offering of and participation in transactions by the members; (iii) the handling of confidential information; (iv) reimbursement of expenses incurred by the parties and partnership; (v) restrictions on transfer of the interests of the members; and (vi) restrictions on competition between the partnership, Cano, Haddock and Carlile.  As of September 19, 2005, Cano has contributed $225,000 to the joint venture, of which $40,000 occurred as of June 30, 2005.  An amended Registration Statement regarding the transaction was filed with the Securities and Exchange Commission on October 7, 2005 under Filing 333-127203.

On August 3, 2005, the board of directors of Cano granted Messrs. Haddock (a Cano Director), Johnson (our Chief Executive Officer and Director) and Cochrane (our Executive Vice President-Engineering) waivers to Cano’s “Code of Ethics and Business Conduct for Officers, Directors and Employees of Cano Petroleum, Inc.” for their respective relationships with the Sabine Production Operating, LLC.  On August 3, 2005, the board of directors of Cano also granted prospective waivers to Messrs. Haddock, Johnson and Cochrane as well as any other Cano employees who, as a result of their employment by or positions with Cano, have obligations involving Sabine Production Operating, LLC, Sabine Production Management, LLC and Sabine Production Partners, LP.

Related party transactions are subject to appropriate review and oversight by the Special Committee comprised of independent directors.  The Special Committee believes that all of the above transactions were on terms at least as favorable as could have been obtained from unrelated third parties.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table shows information with respect to each equity compensation plan under which our common stock is authorized for issuance as of the fiscal year ended June 30, 2005.

EQUITY COMPENSATION PLAN INFORMATION

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	-0-	-0-	-0-

Equity compensation plans not approved by security holders (1)
• All Directors (1)	125,000	$4.13	525,000
• Individual Director (2)	50,000	$4.00	50,000

Total	175,000	$4.09	575,000

All Directors.  During our March 2005 board meeting, the directors approved our 2005 Directors’ Stock Option Plan. The purpose of the plan is to attract, retain and compensate highly qualified individuals who are not employees for service as members of the Board of Directors by providing them with competitive compensation and an ownership interest in our common stock.  The plan became effective on April 1, 2005 and continues in effect for a term of ten years unless sooner terminated by the Board of Directors.  The plan authorizes 150,000 shares of common stock which may be optioned and sold under the plan, plus an annual increase on the first day of each fiscal year beginning in 2005, 2006, 2007, 2008 and 2009 equal to the lesser of (a) 100,000 shares of common stock, (b) one-half of one percent (0.5%) of the shares of common stock outstanding on the last day of the immediately preceding fiscal year, or (c) such lesser number of shares as is determined by the Board of Directors.  All options granted under the stock option plan will be nonstatutory options.  In addition, options may be granted only to non-employee directors.  Among other provisions, the plan grants to each non-employee director an option to purchase 25,000 shares upon initial appointment to the Board and subsequent annual options to purchase 25,000 shares.  The exercise price of each option granted under the plan will equal 100% of the average of the fair market value per share of our common stock for the 20 trading days immediately preceding the date of grant of the option.  The term of each option will be ten years unless sooner terminated in accordance with the plan.

To date, we have granted 25,000 options to each of our non-employee Directors under the Directors stock option plan: Donnie D. Dent, Gerald W. Haddock, Randall Boyd, Dr. Jim Underwood and Morris B. “Sam” Smith. Each of these options has an exercise price of $4.13 per share.  The presently granted options vest on April 1, 2006 and expire on April 1, 2015.

The Board will, subject to the approval of the stockholders of the 2005 Cano Petroleum, Inc. Long Term Incentive Plan, terminate the 2005 Directors’ Stock Option Plan as it applies prospectively.

Individual Director.  Mr. Haddock agreed to provide certain management and financial consulting services to us. In consideration for such services, on December 16, 2004, we granted Mr. Haddock options to purchase 50,000 shares of our common stock at an exercise price of $4.00 per share.  Such options become exercisable six months from the grant date and expire ten years from the vest date.  In addition, we may grant Mr. Haddock options to purchase an additional 50,000 shares of our common stock at an exercise price of $4.00 per share, exercisable for a period of ten years.  The grant of the additional options is based upon the successful performance and additional value provided to us for consulting services, and shall be at the discretion of our Board of Directors.

ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of change in ownership of common stock and other equity securities of our Company.  Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.  To our knowledge, the following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during the most recent fiscal year:

Name and Relationship	Number of late reports	Transactions not timely reported	Known failures to file a required form
Donnie D. Dent	1	1	0
Gerald W. Haddock	2	2	0
Randall Boyd	3	2	0
Dr. Jim Underwood	2	1	0
Morris B. “Sam” Smith	1	1	0

STOCKHOLDER PROPOSALS

It is currently contemplated that Cano’s 2006 Annual Meeting of Stockholders will take place on December 7, 2006. Under the rules of the SEC, certain procedures are provided that a stockholder must follow to nominate persons for election as Directors, or to introduce an item of business at an Annual Meeting of Stockholders.  Any stockholder who intends to present a proposal at the 2006 Annual Meeting of Stockholders, and who wishes to have a proposal included in Cano’s proxy statement for that meeting, must deliver the proposal to the attention of Cano’s Secretary at Cano’s principal executive offices at 309 West 7th Street, Suite 1600, Fort Worth, TX  76102, for receipt not later than July 13, 2006. A stockholder proposal submitted outside of the processes established in Regulation 14a-8 promulgated by the SEC will be considered untimely after September 26, 2006. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for that meeting.

Nomination Requirements.  The nomination of an individual to the Board of Directors by a stockholder must contain the following information:  (1) as to  the nominee: (a) the name, age, business address and residence address of the person; (b) the principal occupation or employment of the person; (c) the class and number of shares of capital stock of the corporation which are beneficially owned by the person; and (d) such other information relating to the person, as would be required under the rules of the Securities and Exchange Commission in a proxy statement soliciting proxies for the election of such person whether or not such proxies are in fact solicited for the election of such person; and (2) as to the stockholder giving the notice (a) the name and address, as they appear in Cano’s stock ledger, of the stockholder and the name and address of the beneficial owner of Cano’s shares of stock, if different from the record stockholder, on whose behalf the recommendation is made; (b) the class and number of the shares of stock of Cano that are owned beneficially and of record by the record stockholder and by the beneficial owner of Cano’s shares of stock, if different from the record stockholder, on whose behalf the recommendation is made; (c) any material interest or relationship that such recommending record stockholder and/or the beneficial owner of Cano’s shares of stock, if different from the record stockholder, on whose behalf the recommendation is made, have with the recommended individual; (d) biographical information concerning the recommended individual, including age, employment history (including employer names and a description of the employer’s business); (e) all previous and current board memberships or similar positions held by the recommended individual; (f) any other information that the stockholder believes would aid the committee in its evaluation of the recommended individual; (g) written consent of the recommended individual (i) to stand for election if nominated by the Board of Directors and to serve as director if elected by Cano’s stockholders, (ii) to comply with the expectations and requirements for service on the Board of Directors set forth in the Code of Ethics and Business Conduct and any other applicable rule, regulation, policy or standard of conduct applicable to the Board of Directors and its individual members and (iii) to provide all relevant information required to conduct an evaluation; and (h) all other information relating to the recommended individual that may be required by applicable laws.  The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility for election of such nominee as a director of the corporation.

Stockholder Proposal Requirements.  Notice of a proposed item of business by a stockholder, other than the nomination of an individual to the Board of Directors, must include: (1) a reasonably detailed description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (2) the name and address, as they appear in Cano’s stock ledger, of the stockholder and the name and address of the beneficial owner of Cano’s shares of stock, if different from the record stockholder, on whose behalf the recommendation is made, (3) the class and number of the shares of stock of Cano that are owned beneficially and of record by the record stockholder and by the beneficial owner of Cano’s shares of stock, if different from the record stockholder, on whose behalf the recommendation is made, (4) any material interest of such stockholder of record and the beneficial owner, if any, on whose behalf the proposal is made in such business, and (5) such other information relating to the stockholder or the business proposed to be brought before the meeting as is required to be disclosed under the rules of the Securities and Exchange Commission governing the solicitation of proxies whether or not such proxies are in fact solicited by the stockholder.

Other. The Board is not aware of any matters that are expected to come before the 2005 Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

A stockholder may communicate directly with the Board of Directors or a committee of the Board of Directors by writing to Cano’s Secretary, c/o Cano Petroleum, Inc., 309 West 7th Street, Suite 1600, Fort Worth, TX  76102.  Cano’s Secretary will then forward your questions or comments directly to the Board unless the communication is frivolous or includes advertising, solicitation for business, requests for employment, requests for contribution or a communication of a similar nature. A stockholder communication relating to Cano’s accounting, internal accounting controls or auditing will be referred to the members of the Audit Committee.

The Secretary will send a written acknowledgement to a stockholder upon receipt of his or her communication submitted in accordance with the provisions set forth in this proxy statement unless the communication is frivolous or includes advertising, solicitation for business, requests for employment, requests for contribution or a communication of a similar nature.  A stockholder wishing to contact the directors may do so anonymously; however, stockholders are encouraged to provide the name in which Cano’s shares of stock are held and the number of such shares held.

 The following communications to the directors will not be considered a stockholder communication: (i) communication from a Cano officer or director; (ii) communication from a Cano employee or agent, unless submitted solely in such employee’s or agent’s capacity as a stockholder; and (iii) any stockholder proposal submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended.

INDEPENDENT PUBLIC ACCOUNTANTS

The following table presents fees for professional audit services rendered by Hein & Associates for the audit of Cano’s consolidated financial statements as of and for the years ended June 30, 2004 and 2005, and for other services normally provided in connection with statutory filings.  This table also reflects fees for other services.

	2005	2004
Audit Fees (1)	$99,852	$57,803
Audit-Related Fees (2)	51,357	36,346
Tax Fees (3)	9,939	3,080
All Other Fees (3)	—	—
	$161,148	$97,229

(1)          Includes audit of our financial statements included in our annual report on Form 10-KSB and reviews of quarterly financial reports on Form 10-QSB.

(2)          Primarily pertains to review of financial statements and footnotes for acquisitions filed on Form 8-Ks.

(3)          Includes tax compliance, technical tax advice and tax planning.

It is expected that a representative of Hein & Associates LLP will be present at the Annual Meeting to respond to questions, but not to make a statement.

Our Audit Committee was recently formed and held their first meeting on May 12, 2005.  Prior to May 12, 2005, the fees for audit services were approved by our board of directors and the full board met to discuss the financials statements filed on Forms 10-QSB and 10-KSB.  At our first Audit Committee meeting, on May 12 2005, we established a policy to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval was provided for these services for the next four months.  The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval. The chair of the Audit Committee is also authorized, pursuant to delegated authority, to pre-approve services on a case-by-case basis, and such approvals are communicated to the full Audit Committee at its next meeting.  100% of the fees for services provided by Hein & Associates LLP, as listed above, were approved by either the Audit Committee or the entire Board of Directors.

 Annual Report to Stockholders

Our Annual Report to Stockholders for the year ended June 30, 2005, is being mailed to stockholders simultaneously with the mailing of this proxy statement. The Annual Report contains audited financial statements and is not to be considered as a part of the proxy solicitation material or as having been incorporated by reference.

Other Business

We do not expect any business to come up for stockholder vote at the meeting other than the election of directors and the proposals contained in this proxy.  If, however, any other matters properly come before the meeting, your proxy card authorizes the persons named as proxies to vote in accordance with their judgment on such other matters.

Questions

If you have any questions or need more information about the annual meeting, please contact:

Cano Petroleum, Inc.
Craig Scott
Director of Capital Markets
309 West 7th Street, Suite 1600, Fort Worth, Texas 76102
Phone: 800-769-7205.

On behalf of the Board of Directors,

/s/ James K. Teringo, Jr.
JAMES K. TERINGO, JR.
Corporate Secretary

Fort Worth, Texas

October 28, 2005

APPENDIX A

CANO PETROLEUM, INC. 2005 LONG-TERM INCENTIVE PLAN

The Cano Petroleum, Inc. 2005 Long-Term Incentive Plan (the “Plan”) was adopted by the Board of Directors of Cano Petroleum, Inc., a Delaware corporation (the “Company”), effective as of December 7, 2005, subject to approval by the Company’s stockholders.

ARTICLE 1

PURPOSE

The purpose of the Plan is to attract and retain the services of key employees, key consultants and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, whether granted singly, or in combination, or in tandem, that will

(a)                                  increase the interest of such persons in the Company’s welfare;

(b)                                 furnish an incentive to such persons to continue their services for the Company; and

(c)                                  provide a means through which the Company may attract able persons as employees, Consultants and Outside Directors.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “1934 Act”).  To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE 2

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1                                 “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Reload Option, Restricted Stock, SAR, Restricted Stock Units, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

2.2                                 “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

2.3                                 “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

2.4                                 “Board” means the board of directors of the Company.

2.5                                 “Change in Control” means any of the following, except as otherwise provided herein:  (i) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Company’s Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction; (ii) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (iii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who (x) at the date of this Plan were directors or (y) become directors after the date of this Plan and whose election or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then in office who were directors at the date of this Plan or whose election or nomination for election was previously so approved; (v) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act) of an aggregate of 50% or more of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the 1934 Act) who beneficially owned less than 50% of the voting power of the Company’s outstanding voting securities on the date of this Plan; provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change in Control hereunder if the acquirer is (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

Notwithstanding the foregoing provisions of this Section 2.5, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Change in Control” for purposes of such Award shall be the definition provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.6                                 “Code” means the Internal Revenue Code of 1986, as amended.

2.7                                 “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.8                                 “Common Stock” means the common stock, par value $0.0001 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

2.9                                 “Company” means Cano Petroleum, Inc, a Delaware corporation, and any successor entity.

2.10                           “Consultant” means any person, who is not an Employee, performing advisory or consulting services for the Company or a Subsidiary, with or without compensation, provided that bona fide services must be rendered by such person and such services shall not be rendered in connection with the offer or sale of securities in a capital raising transaction.

2.11                           “Corporation” means any entity that (i) is defined as a corporation under Section 7701 of the Code and (ii) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain.  For purposes of clause (ii) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

2.12                           “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the 1934 Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.13                           “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

2.14                           “Employee” means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.

2.15         “Executive Officer” means an officer of the Company or a Subsidiary subject to Section 16 of the 1934 Act or a “covered employee” as defined in Section 162(m)(3) of the Code.

2.16         “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (b) if the shares of Common Stock are not so listed but are quoted on the Nasdaq National Market System, the closing sales price per share of Common Stock on the Nasdaq National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Nasdaq, or, if not reported by Nasdaq, by the National Quotation Bureau, Inc., or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock.

2.17         “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan.  The Committee may utilize one or more Independent Third Parties.

2.18         “Incentive” is defined in Section 2.1 hereof.

2.19         “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.20         “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

2.21         “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.22         “Other Award” means an Award issued pursuant to Section 6.9 hereof.

2.23         “Outside Director” means a director of the Company who is not an Employee or a Consultant.

2.24         “Participant” means an Employee, Consultant or Outside Director of the Company or a Subsidiary to whom an Award is granted under this Plan.

2.25         “Plan” means this Cano Petroleum, Inc. 2005 Long-Term Incentive Plan, as amended from time to time.

2.26         “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.

2.27         “Performance Goal” means any of the goals set forth in Section 6.10 hereof.

2.28         “Reload Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option granted pursuant to Section 8.3(c) hereof.

2.29         “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the 1934 Act.

2.30         “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.31         “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.32         “Retirement” means any Termination of Service solely due to retirement upon or after attainment of age sixty-two and a half (62 ½), or permitted early retirement as determined by the Committee.

2.33         “SAR” or “stock appreciation right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

2.34         “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

2.35         “Stock Option” means a Nonqualified Stock Option, a Reload Stock Option or an Incentive Stock Option.

2.36         “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above.  “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.37         “Termination of Service” occurs when a Participant who is (i) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (ii) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (iii) a Consultant of the Company or a Subsidiary ceases to serve as a Consultant of the Company and its Subsidiaries for any reason.  Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Consultant or vice versa.  If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option.  Notwithstanding the foregoing provisions of this Section 2.37, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.38         “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder which prevents the Participant from performing his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.38, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

ARTICLE 3

ADMINISTRATION

3.1          General Administration; Establishment of Committee.  Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”). The Committee shall consist of not fewer than two persons.  Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.  At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

Membership on the Committee shall be limited to those members of the Board who are “outside directors” under Section 162(m) of the Code and “non-employee directors” as defined in Rule 16b-3 promulgated under the 1934 Act.  The Committee shall select one of its members to act as its Chairman.  A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

3.2          Designation of Participants and Awards.

(a)           The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan.  The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

(b)           Notwithstanding Section 3.2(a), the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Awards will be granted under the Plan and (ii) determine the number of shares of Common Stock that will be subject to such Awards; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Awards, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Awards, and (z) not authorize an officer to designate himself as a recipient of any Award.

3.3          Authority of the Committee.  The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an Award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan.  Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.  The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan.  Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the 1934 Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other applicable law, rule or restriction (collectively, “applicable law”), to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

ARTICLE 4

ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Consultant or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a corporation shall be eligible to receive Incentive Stock Options.  The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Consultant or Outside Director of the Company or any Subsidiary.  Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine.  Except as required by this Plan, Awards granted at different times need not contain similar provisions.  The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Consultants or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

ARTICLE 5

SHARES SUBJECT TO PLAN

5.1          Number Available for Awards.  Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 1,000,000 shares, of which 100% may be delivered pursuant to Incentive Stock Options.  Subject to adjustment pursuant to Articles 11 and 12, no Executive Officer may receive in any calendar year (i) Stock Options or SARs relating to more than 100,000 shares of Common Stock, or (ii) Restricted Stock, Restricted Stock Units, Performance Awards or Other Awards that are subject to the attainment of Performance Goals relating to more than 100,000 shares of Common Stock; provided, however, that all such Awards to any Executive Officer during any calendar year shall not exceed an aggregate of more than 100,000 shares of Common Stock.  Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise.  During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

5.2          Reuse of Shares.  To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award or stock option so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan.  In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the Stock Option.  Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock.  Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash.  Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award, shares surrendered in payment of the exercise price of an option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum  number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

ARTICLE 6

GRANT OF AWARDS

6.1          In General.

(a)           The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but not inconsistent with the Plan.  The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award.  Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan. The Plan shall be submitted to the Company’s stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval.  Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

(b)           If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

(c)           Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

6.2          Option Price.  The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock may equal to or greater than the Fair Market Value of the share on the Date of Grant.  The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.

6.3          Maximum ISO Grants.  The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000.  To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option.  In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

6.4          Restricted Stock.  If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (i) the number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan.  The provisions of Restricted Stock need not be the same with respect to each Participant.

                (a)           Legend on Shares.  Each Participant who is awarded or receives Restricted Stock shall be issued a stock certificate or certificates in respect of such shares of Common Stock.  Such certificate(s) shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.9 of the Plan.

(b)           Restrictions and Conditions.  Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i)            Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the

“Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii)           Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon.  Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed in such shares of Common Stock by the applicable Award Agreement or other agreement have expired.  Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant.  Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

(iii)          The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on such Performance Goals, as may be determined by the Committee in its sole discretion.

(iv)          Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant.  In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to, or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

6.5          SARs.  The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option.  SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (i)  not inconsistent with the Plan and (ii) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder.  The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof.  In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the  SAR Price as set forth in such SAR (or other value specified in the agreement granting the SAR), by (ii) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock.  The SAR Price for any share of Common Stock subject to a SAR may be  equal to  or greater than the Fair Market Value of the share on the

Date of Grant.  The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

6.6          Restricted Stock Units.  Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder).  Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

6.7          Performance Awards.

(a)           The Committee may grant Performance Awards to any Participant upon such terms and conditions as shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder.  Each Performance Award shall have its own terms and conditions.  At the time of the grant of a Performance Award intended to satisfy the requirements of Section 162(m) of the Code  (other than a Stock Option) and to the extent permitted under Section 162(m) of the Code and the regulations issued thereunder, the Committee:

(i)            shall provide for the manner in which the Performance Goals shall be reduced to take into account the negative effect on the attained levels of the Performance Goals which result from specified corporate transactions, extraordinary events, accounting changes and other similar occurrences, so long as those transactions, events, changes and occurrences were not certain at the time the Performance Goal was initially established and the amount of the Performance Award for any Participant is not increased, unless the reduction in the Performance Goals would reduce or eliminate the amount of the Performance Award, and the Committee determines not to make such reduction; and

(ii)           may provide for the manner in which the Performance Goals will be measured in light of specified corporate transactions, extraordinary events, accounting changes and other similar occurrences, to the extent those transactions, events, changes and occurrences have a positive effect on the attained levels of the Performance Goals, so long as the Committee’s actions do not increase the amount of the Performance Award for any Participant.

The determination of the amount of any reduction in the Performance Goals shall be made by the Committee in consultation with the Company’s independent auditor or compensation consultant.  With respect to a Performance Award that is not intended to satisfy the requirements of Section 162(m) of the Code, if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(b)           Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the

Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company for a specified period of time.  Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof.  If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award.  Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective.  The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

6.8          Dividend Equivalent Rights.  The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant.  Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents).  Any such reinvestment shall be at the Fair Market Value at the time thereof.  Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments.  A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

6.9          Other Awards.  The Committee may grant to any Participant other forms of Awards,  based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan.  The terms and conditions of such other form of Award shall be specified by the grant.  Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

6.10        Performance Goals.  Awards of Restricted Stock, Restricted Stock Units, Performance Award and Other Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria within the meaning of Section 162(m) of the Code may consist of one or more or any combination of the following criteria: cash flow; cost; revenues;  sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”).  Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index.  Any Performance Criteria may include or exclude (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases.  In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Management Discussion and Analysis section of the Company’s annual report.  However, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

6.11        Tandem Awards.  The Committee may grant two or more Incentives in one Award in the form of a “tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised.  For example, if a Stock Option and a SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to 100 shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of 100 shares of Common Stock.

ARTICLE 7

AWARD PERIOD; VESTING

7.1          Award Period.  Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement.  Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term.  The Award Period for an Incentive shall be reduced or terminated upon Termination of Service.  No Incentive granted under the Plan may be exercised at any time after the end of its Award Period.  No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant.  However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

7.2          Vesting.  The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan.  If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

ARTICLE 8

EXERCISE OR CONVERSION OF INCENTIVE

8.1          In General.  A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.

8.2          Securities Law and Exchange Restrictions.  In no event may an Incentive be exercised or shares of Common Stock be issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3          Exercise of Stock Option.

(a)           In General.  If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement.  If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised.  No Stock Option may be exercised  for a fractional share of Common Stock.  The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

(b)           Notice and Payment.  Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon.  On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways:  (a) cash or check, bank draft, or money order payable to the order of the Company, (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (c) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion.  In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered.

(c)           Reload Stock Options.  In the event that shares of Common Stock are delivered by a Participant in payment of all or a portion of the exercise price of a Stock Option as set forth in Section 8.3(b) above and/or shares of Common Stock are delivered to or withheld by the Company in satisfaction of the Company’s tax withholding obligations upon exercise in accordance with Section 15.6 hereof, then, subject to Article 10 hereof, the Committee may authorize the automatic grant to a Participant so exercising a Nonqualified Stock Option, a replacement Nonqualified Stock Option, and to a Participant so exercising an Incentive Stock Option, a replacement Incentive Stock Option (in either case, a “Reload Stock Option”), to purchase that number of shares so delivered to or withheld by the Company, as the case may be, at an option exercise price equal to the Fair Market Value per share of the Common Stock on the date of exercise of the original Stock Option (subject to the provisions of the Plan regarding Incentive Stock Options and, in any event not less than the par value per share of the Common Stock). The option period for a Reload Stock Option will commence on its Date of Grant and expire on the expiration date of the original Stock Option it replaces (subject to the provisions of the Plan regarding Incentive Stock Options), after which period the Reload Stock Option cannot be exercised.  The Date of Grant of a Reload Stock Option shall be the date that the Stock Option it replaces is exercised.  A Reload Stock Option shall automatically vest and be exercisable in full after the expiration of six (6) months from its Date of Grant.  It shall be a condition to the grant of a Reload Stock Option that promptly after its Date of Grant, a stock option agreement shall be delivered to the Participant and executed by the Participant and the Company which sets forth the total number of shares subject to the Reload Stock Option, the option exercise price, the option period of the Reload Stock Option and such other terms and provisions as are consistent with the Plan.

(d)           Issuance of Certificate.  Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered as directed by the Participant (or the person exercising the Participant’s Stock Option in the event of his death) at its principal business office promptly after the Exercise Date; provided that if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

(e)           Failure to Pay.  Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Company.

8.4          SARs.  Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

(i)            cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

(ii)           that number of shares of Common Stock having an aggregate Fair Market Value (as of the date of the exercise, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

(iii)          the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

8.5          Disqualifying Disposition of Incentive Stock Option.  If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition.  A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

ARTICLE 9

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (i) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or

(ii) in  order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections;  shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon.  Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement.  In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto.  Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 10

TERM

The Plan shall be effective from the date that this Plan is approved by the Board.  Unless sooner terminated by action of the Board, the Plan will terminate on December    , 2015, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

ARTICLE 11

CAPITAL ADJUSTMENTS

In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of the (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section 5.1 of the Plan, (iv) the Option Price of each outstanding Award, (v) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (vi) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number.  In lieu of the foregoing, if deemed appropriate, the Committee may make provision for a cash payment to the holder of an outstanding Award.  Notwithstanding the foregoing, no such adjustment or cash payment shall be made or authorized to the extent that such adjustment or cash payment would cause the Plan or any Stock Option to violate Section 422 of the Code.  Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Upon the occurrence of any such adjustment or cash payment, the Company shall provide notice to each affected Participant of its computation of such adjustment or cash payment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 12

RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1        No Effect on Company’s Authority.  The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2        Conversion of Incentives Where Company Survives.  Subject to any required action by the stockholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

12.3        Exchange or Cancellation of Incentives Where Company Does Not Survive.  Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4        Cancellation of Incentives.  Notwithstanding the provisions of Sections 12.2 and 12.3 hereof,  and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a)           giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares and, permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

(b)           in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive.  In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion may include some or all of those shares in the calculation of the amount payable hereunder.  In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share.  In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

(c)           An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

ARTICLE 13

LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company.  If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

ARTICLE 14

INCENTIVES IN SUBSTITUTION FOR

INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, consultants or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Consultants or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer.  The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.

ARTICLE 15

MISCELLANEOUS PROVISIONS

15.1        Investment Intent.  The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

15.2        No Right to Continued Employment.  Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3        Indemnification of Board and Committee.  No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

15.4        Effect of the Plan.  Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.5        Compliance With Other Laws and Regulations.  Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the 1934 Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation.  The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

15.6        Tax Requirements.  The Company or, if applicable, any Subsidiary (for purposes of this Section 15.6, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any Federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan.  The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award.  Such payments shall be required to be made when requested by Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock.  Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii).  The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant.  The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

15.7        Assignability.  Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option.  The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.7 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Nonqualified Stock Options  and SARs may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution.  The Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or SAR to be  granted to a Participant on terms which permit transfer by such Participant to (i) the spouse (or former spouse), ancestors, children or grandchildren of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Nonqualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee.  The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement.  The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR.  The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 15.7.

15.8        Use of Proceeds.  Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

15.9        Legend.  Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain Cano Petroleum, Inc. 2005 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Fort Worth, Texas.  No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan.  By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

A copy of this Plan shall be kept on file in the principal office of the Company in Fort Worth, Texas.

15.10      Gender and Number.  Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

***************

IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of                             , 2005, by its Chief Executive Officer and Secretary pursuant to prior action taken by the Board.

By:
Name:
Title:

Attest:

APPENDIX B

CANO PETROLEUM, INC.

AUDIT COMMITTEE CHARTER

This Audit Committee Charter (“Charter”) sets forth the purpose and membership requirements of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) and establishes the authority and responsibilities delegated to it by the Board.

1.               Purpose

The Committee has oversight of (i) the accounting and financial reporting processes of the Company, (ii)  the integrity of the Company’s financial statements and disclosures, (iii) the Company’s compliance with legal and regulatory requirements, (iv) the qualifications and independence of the Company’s independent auditing firm (the “External Auditor”), (v) the performance of the Company’s internal audit function and External Auditor, (vi) the Company’s internal control systems, and (vii) the Company’s process for monitoring compliance with the Company’s Code of Ethics and Business Conduct.

2.     Committee Members

2.1.          Composition, Appointment and Removal

The Committee shall consist of three (3) or more members of the Board that meet the requirements specified in Section 2.2 below. The Board shall appoint the members and the Chairperson of the Committee on the recommendation of the Nominating Committee. Membership on the Committee shall rotate at the Board’s discretion.  The Board shall fill vacancies on the Committee and may remove a Committee member from the membership of the Committee at any time without cause.

2.2.          Independence

Each member of the Committee must meet the independence requirements of the American Stock Exchange (“AMEX”) and applicable state and federal law, including the rules and regulations of the Securities and Exchange Commission (“SEC”).

Each member of the Committee must be able to read and understand financial statements, including the balance sheet, income statement and cash flow statement.

At least one (1) member of the Committee must be a “financial expert” to the extent required and as defined by the rules and regulations of the SEC.

3.     Funding

The Committee shall have the authority to determine, on behalf of the Company, the compensation of the External Auditor for its services in rendering an audit report and any Advisors employed by the Company pursuant to Section 10. In addition, the Committee must determine the amount of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties, for which the Company must allocate appropriate funding.

4.     Responsibilities of the Committee

4.1.          Selection of External Auditor

Subject to stockholder ratification, if such ratification is required by applicable law or the certificate of incorporation or the bylaws of the Company, the Committee shall have sole responsibility for the appointment, retention, oversight, termination and replacement of the External Auditor and for the approval of all audit and engagement fees.

4.2.          Evaluation of External Auditor

The Committee shall annually, following the completion of the Audit Reports and at such other times as it deems appropriate, evaluate the performance of the External Auditor, including a specific evaluation of the External Auditor’s lead (or coordinating) audit partner having primary responsibility for the Company’s audit.

4.3.          Committee Pre-Approval

No audit services or non-audit services shall be provided to the Company by the External Auditor unless first pre-approved by the Committee and unless permitted by applicable securities laws and the rules and regulations of the SEC.

Pre-approval shall not be required for non-audit services provided by the External Auditor, if

                                                (i)                                                             the aggregate amount of all such non-audit services provided to the Company constitutes not more than the five percent (5%) of the total amount of revenues paid by the Company to the External Auditor during the fiscal year in which such non-audit services are provided;

(ii)                                                          such non-audit services were not recognized by the Company at the time of the External Auditor’s engagement to be non-audit services; and

                                                                        (iii)                                                       such non-audit services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit.

The Committee may delegate to one (1) or more members of the Committee the authority to grant pre-approval of non-audit services required by this Section.  The decision of any member to whom such authority is delegated to pre-approve non-audit services shall be presented to the full Committee for its approval at its next scheduled meeting.

4.4.          Review of Independence of External Auditor

The Committee shall periodically meet with management and the External Auditor to assess and satisfy itself that the External Auditor is “independent” in accordance with the rules and regulations of the AMEX and the SEC.  The Committee shall annually obtain from the External Auditor a written statement delineating:

                                                                        (i)                                                           all relationships between the External Auditor and the Company that may impact the External Auditor’s objectivity and independence;

                                                                        (ii)                                                        confirmation that none of the Company’s CEO, controller, CFO, chief accounting officer, or any person serving in an equivalent position to any of the foregoing for the Company, was employed by such External Auditor and participated in any capacity in the audit of the Company during the one (1) year period preceding the date of the initiation of the audit for which the External Auditor is engaged; and

                                                                        (iii)                                                     all the disclosures required by Independence Standards Board Standard No. 1 or any similar requirements to the extent applicable.

In addition, the Committee shall be responsible for:

(a)                                                          actively engaging in a dialogue with the External Auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the External Auditor;

(b)                                                         ensuring the rotation of the lead (or coordinating) audit partner as  required by law;

(c)                                                          recommending to the Board policies for the Company’s hiring of employees or former employees of the External Auditor who participated in any capacity in the audit of the Company; and

                                    (d)                                                         recommending that the Board take appropriate action in response to the External Auditor’s report to satisfy itself of the External Auditor’s independence.

4.5.      Review of Conduct of Audit

                        The Committee shall review with the External Auditor its plans for, and the scope of, its annual audit and other examinations and discuss with the External Auditor the matters required to be discussed under Statement on Auditing Standards No. 61.

                        The Committee shall assess with management and the External Auditor any problems or difficulties encountered in connection with the audit process, including any restrictions on the scope of the External Auditor’s activities or on access to requested information, any accounting adjustments that were noted or proposed by the External Auditor but that were passed (as immaterial or otherwise), any communications between the External Auditor’s team assigned to the Company’s audit and the External Auditor’s national office respecting auditing or accounting issues presented by the Company’s audit, and any “management” or “internal control” letter issued, or proposed to be issued, by the External Auditor to the Company.

4.6.                  Disagreements with Management

                                    The Committee shall periodically inquire of management and the External Auditor as to any disagreements that may have occurred between them relating to the Company’s financial statements or disclosures.  The Committee shall have sole responsibility for the resolution of any disagreements between management and the External Auditor regarding financial reporting.

4.7.                  Financial Statements And Disclosure Oversight

                                    The Committee shall review with management and the External Auditor the following:

(i)                                                             the reports required to be prepared by the External Auditor under Section 10A(k) of the Exchange Act regarding (a) all critical accounting policies and practices used by the Company and (b) all alternative treatments of the Company’s financial information within the Generally Accepted Accounting Principles (“GAAP”) that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the External Auditor;

(ii)                                                          all  significant changes to be made in the Company’s accounting principles and practices;

(iii)                                                   all “special-purpose” entities of the Company and all complex financing transactions involving the Company, including all related off-balance sheet accounting matters;

(iv)                                                      prior to the filing by the Company with the SEC of any annual report on Form 10-K or any quarterly report on Form 10-Q, the financial statements and the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein;

(v)                                                         the Company’s procedures with respect to press releases that contain information regarding the Company’s historical or projected financial performance and the provision of any such information, earnings guidance or other financial information to a financial analyst or rating agency;  and

(vi)                                                      all other material written communications between the External Auditor and management, such as any management letter or schedule of unadjusted differences.

The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements and disclosures, and the External Auditor is responsible for auditing year-end financial statements and reviewing quarterly financial statements and conducting other procedures.  It is not the duty of the Committee to certify the Company’s financial statements, to guarantee the External Auditor’s report or to plan or conduct audits.  Since the primary function of the Committee is oversight, the Committee shall be entitled to rely on the expertise, skills and knowledge of management and the External Auditor and the accuracy of information provided to the Committee by such persons in carrying out its oversight responsibilities.  Nothing in this Charter is intended to change the responsibilities of management and the External Auditor.

4.8.          Internal Audit Process

The Committee shall oversee any internal audit function of the Company and review any plans for such internal audit activities.

4.9.          Internal Controls and Compliance Policies

The Committee shall review and assess with management and the External Auditor the adequacy of the Company’s internal control systems, the Company’s policies on compliance with laws and regulations, and the methods and procedures for monitoring compliance with such policies, and shall recommend improvements of such controls, policies, methods and procedures.

The Committee shall review with management and the External Auditor, prior to its annual filing, the internal control report that is required to be filed by the Company with the SEC on Form 10-K. Beginning with the appropriate year, the Committee shall annually obtain from the External Auditor a written report in which the External Auditor attests to and reports on the assessment of the Company’s internal controls made by the Company’s management.

4.10.        Risk Assessment and Risk Management

The Committee shall discuss guidelines and policies to govern the process by which risk assessment and risk management is undertaken by management. The Committee shall discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

4.11.        Review of Other Matters

The Committee shall review recommendations made by the External Auditor and such other matters in relation to the accounting, auditing and financial reporting practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the review functions described above.

5.     Compliance with Code of Ethical Conduct and Business Practices

The Committee shall review compliance with the Company’s Code of Ethics and Business Conduct. The Committee shall not have the power to grant waivers to the Code of Ethics and Business Conduct.  Any waiver of the Code of Ethics and Business Conduct with respect to a director or executive officer may only be granted by the Board.

6.     Approval of Related Party Transactions

The Company shall not enter into a related party transaction unless such transaction is approved by the Committee after a review of the transaction by the Committee for potential conflicts of interest.  A transaction will be considered a “related party transaction” if the transaction would be required to be disclosed under Item 404 of Regulation S-K.

7.     Meetings of the Committee

The Committee shall meet at least once per fiscal quarter, or more frequently as it may determine necessary, to comply with the responsibilities as set forth herein. The Committee may request any officer or employee of the Company, the Company’s outside legal counsel or External Auditor to attend a meeting of the Committee or to meet with any members of, or advisors of the Committee. The Chairperson of the Committee shall, in consultation with other members of the Committee, the External Auditor and the appropriate officers of the Company, be responsible for ensuring sufficient meetings of the Committee are held and supervising the conduct thereof. The Chairperson may call a special meeting at any time he or she deems advisable.

The Committee may meet periodically with management and the External Auditor in separate executive sessions to discuss any matter that the Committee, management or the External Auditor believe should be discussed privately.

The Committee should keep minutes of each meeting to document the discharge by the Committee of its responsibilities.

8.     Reports and Assessments

8.1.          Proxy Statement Report

The Committee shall prepare an annual report as required by the rules and regulations of the SEC and submit it to the Board for inclusion in the Company’s proxy statement prepared in connection with its annual meeting of stockholders.

8.2.          Board Reports

The Committee shall report regularly to the Board and such report shall include any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s External Auditor and the performance of the Company’s internal audit function.

8.3.          Charter Assessment

The Committee shall annually assess, with assistance of management and outside legal counselor, the adequacy of this Charter.

9.     Procedures for Receipt of Complaints

The Committee shall establish procedures for the receipt, retention, investigation and resolution of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters.

10.   Advisors

The Committee shall have the authority to retain, at the Company’s expense, independent legal, financial and other advisors (“Advisors”) it deems necessary to fulfill its responsibilities.

11.   Investigations and Information

The Committee shall have the authority to conduct investigations that it deems necessary to fulfill its responsibilities. The Committee shall have the authority to require any officer, director or employee of the Company, the Company’s outside legal counsel and the External Auditor to meet with the Committee and any of its Advisors and to respond to their inquiries.  The Committee shall have full access to the books, records and facilities of the Company in carrying out its responsibilities.

********

Cano Petroleum, Inc.

The Oil & Gas Commerce Building

309 West 7th Street, Suite 1600

Fort Worth, Texas 76102

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CANO

PETROLEUM, INC. FOR THE ANNUAL MEETING ON DECEMBER 7, 2005

The undersigned hereby constitutes and appoints J. Jeffrey Johnson and Michael J. Ricketts his, her or its true and lawful agents and proxies with full power of substitution in each, to represent and to vote, as designated on this proxy card, all of the shares of common stock of Cano Petroleum, Inc. held of record by the undersigned on October 25, 2005, at the Annual Meeting of Stockholders to be held at 10:00 a.m. CST at the Forth Worth Club, 306 West 7th Street, Fort Worth, Texas 76102, on Wednesday, December 7, 2005, and at any adjournments or postponements thereof, on all matters coming before said meeting, and especially to vote on the items of business specified on the reverse side, as more fully described in the notice of the meeting dated October 28, 2005 and the proxy statement accompanying such notice.

Please mark your votes like this ☒

Proposal 1 - Election of Directors:

☐                                    FOR all six nominees listed below.

☐                                    WITHHOLD AUTHORITY to vote for all six nominees for director listed below.

☐                                    FOR all six nominees for director listed below, except WITHHOLD AUTHORITY to vote for the nominee(s) whose name(s) is (are) lined through.

Nominees:	S. Jeffrey Johnson, Donnie D. Dent, Gerald W. Haddock, Randall Boyd,
Morris B. “Sam” Smith and Dr. Jim Underwood

Proposal 2 - Ratification of Hein & Associates LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2006.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 3 - Approval of the 2005 Cano Petroleum, Inc. Long Term Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(Continued, and to be dated and signed, on the other side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (I) FOR ALL THE NOMINEES FOR DIRECTOR, (II) FOR THE RATIFICATION OF HEIN & ASSOCIATES LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING JUNE 30, 2006, (III) FOR THE APPROVAL OF THE 2005 CANO PETROLEUM, INC. LONG-TERM INCENTIVE PLAN AND (IV) IN THE DISCRETION OF THE PROXY, ON ANY OTHER BUSINESS THAT PROPERLY COMES BEFORE THE MEETING.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX (SEE REVERSE) BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES PREVIOUSLY GIVEN TO REPRESENT OR VOTE SUCH SHARES AND HEREBY RATIFIES AND CONFIRMS ALL ACTIONS THAT SAID PROXY, HIS SUBSTITUTES, OR ANY OF THEM, MAY LAWFULLY TAKE IN ACCORDANCE WITH THE TERMS HEREOF.

Dated:	,	2005
(Complete Date)

(Stockholder’s Signature)

(Stockholder’s Signature)

Note: Please mark, date and sign this proxy card and return it promptly in the stamped, pre-addressed envelope that is enclosed. Please sign as your name appears herein. If shares are registered in more than one name, all owners should sign. When signing as executor, administrator, trustee or guardian, please indicate your full title as such. Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.